Exhibit 10.4


                                                                       EXECUTION


================================================================================


             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT


                              FOR A CREDIT FACILITY

                         IN AN AMOUNT UP TO $150,000,000


                            Dated as of June 27, 2003

                               CAPITAL TRUST, INC.


                                       and


                           CT MEZZANINE PARTNERS I LLC

                                  as Borrowers


                                       and


                      MORGAN STANLEY MORTGAGE CAPITAL INC.

                                    as Lender

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                             TABLE OF CONTENTS                                           Page


RECITALS       1

Section 1.     Definitions and Accounting Matters...........................................2

        1.01   Certain Defined Terms........................................................2

        1.02   Accounting Terms and Determinations.........................................14

Section 2.     Loans, Note and Prepayments.................................................14

        2.01   Loans.......................................................................14

        2.02   Notes.......................................................................14

        2.03   Procedures for Borrowing....................................................14

        2.04   Mandatory Prepayments or Pledge.............................................18

Section 3.     Payments; Computations; Etc.................................................19

        3.01   Repayment of Loans; Interest................................................19

        3.02   Payments....................................................................20

        3.03   Computations................................................................21

        3.04   U.S. Taxes..................................................................21

        3.05   Booking of Loans............................................................21

        3.06   Lender's Funding of Eurodollar Rate Loans...................................21

        3.07   Funding Costs...............................................................22

        3.08   Compensation for Increased Costs............................................22

        3.09   Limitation on Types of Loans; Illegality....................................23

Section 4.     Collateral Security.........................................................23

        4.01   Collateral; Security Interest...............................................23

        4.02   Further Assurances..........................................................24

        4.03   Changes in Locations, Name, etc.............................................25

        4.04   Lender's Appointment as Attorney-in-Fact....................................25

        4.05   Performance by Lender of Borrowers' Obligations.............................26

        4.06   Proceeds....................................................................26

        4.07   Remedies....................................................................26

        4.08   Limitation on Duties Regarding Preservation of Collateral...................27

        4.09   Powers Coupled with an Interest.............................................27

        4.10   Release of Security Interest................................................27

        4.11   Release of Collateral.......................................................27

        4.12   Substitution of Eligible Collateral.........................................27

Section 5.     Conditions Precedent........................................................28

        5.01   Initial Loan................................................................28
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                             TABLE OF CONTENTS                                           Page


        5.02   Initial and Subsequent Loans................................................29

        5.03   Additional Requirements.....................................................30

Section 6.     Representations and Warranties..............................................31

        6.01   Existence...................................................................31

        6.02   Action......................................................................31

        6.03   Financial Condition.........................................................31

        6.04   Litigation..................................................................32

        6.05   No Breach...................................................................32

        6.06   Approvals...................................................................32

        6.07   Use of Proceeds; Margin Regulations.........................................32

        6.08   Taxes.......................................................................32

        6.09   Investment Company Act......................................................32

        6.10   Collateral; Collateral Security.............................................32

        6.11   Chief Executive Office......................................................34

        6.12   Location of Books and Records...............................................34

        6.13   True and Complete Disclosure................................................34

        6.14   Tangible Net Worth..........................................................34

        6.15   ERISA.......................................................................34

Section 7.     Covenants of Borrowers......................................................34

        7.01   Financial Statements, Reports, etc..........................................34

        7.02   Litigation..................................................................35

        7.03   Existence, etc..............................................................35

        7.04   Prohibition of Fundamental Changes..........................................36

        7.05   Borrowing Base Deficiency...................................................36

        7.06   Notices.....................................................................36

        7.07   Reports.....................................................................37

        7.08   Transactions with Affiliates................................................37

        7.09   Foreclosure or Other Remediation by Borrowers...............................37

        7.10   Limitation on Liens.........................................................37

        7.11   Limitation on Distributions.................................................37

        7.12   Maintenance of Tangible Net Worth...........................................37

        7.13   Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and
               Amortization to Interest and Preferred Dividends............................37

        7.14   Maintenance of Ratio of Total Indebtedness to Tangible Net Worth............38

        7.15   Servicer; Servicing Tape....................................................38
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                             TABLE OF CONTENTS                                           Page


        7.16   Remittance of Prepayments...................................................38

Section 8.     Events of Default...........................................................38

Section 9.     Remedies Upon Default.......................................................40

Section 10.    No Duty of Lender...........................................................40

Section 11.    Miscellaneous...............................................................40

        11.01  Waiver......................................................................40

        11.02  Notices.....................................................................40

        11.03  Indemnification and Expenses................................................41

        11.04  Amendments..................................................................41

        11.05  Successors and Assigns......................................................41

        11.06  Survival....................................................................41

        11.07  Captions....................................................................42

        11.08  Counterparts................................................................42

        11.09  Loan Agreement Constitutes Security Agreement; Governing Law................42

        11.10  SUBMISSION TO JURISDICTION; WAIVERS.........................................42

        11.11  WAIVER OF JURY TRIAL........................................................42

        11.12  Acknowledgments.............................................................43

        11.13  Hypothecation or Pledge of Loans............................................43

        11.14  Servicing...................................................................43

        11.15  Periodic Due Diligence Review...............................................44

        11.16  Intent......................................................................44

        11.17  Change of Borrowers' States of Formation....................................44

        11.18  Set-Off.....................................................................44

        11.19  Special Purpose Entity......................................................45

        11.20  Joint and Several Liability.................................................45

        11.21  Morgan Stanley Downgrade....................................................45
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


                                TABLE OF CONTENTS
SCHEDULES
---------

SCHEDULE 1            Filing Jurisdictions and Offices

SCHEDULE 2            Approved Appraisers

SCHEDULE 3            Approved Engineers

SCHEDULE 4            Approved Environmental Consultants

SCHEDULE 5            Existing CT Collateral

SCHEDULE 6            Existing Fund I Collateral



EXHIBITS
--------

EXHIBIT A             Form of Third Amended and Restated Promissory Note

EXHIBIT B             Form of Custodial Agreement

EXHIBIT C             Form of Opinion of Counsel to Borrowers

EXHIBIT D             Form of Request for Borrowing

EXHIBIT E             Form of Lender's Release Letter

EXHIBIT F             Form of Bailee Agreement

             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT


               AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of June 27, 2003, between CAPITAL TRUST, INC., a Maryland corporation ("CT"), CT MEZZANINE PARTNERS I LLC, a Delaware limited liability company ("Fund I") (CT and Fund I are sometimes collectively referred to herein as "Borrowers" and individually, as the context requires, as a "Borrower") and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation ("Lender").

                                    RECITALS

               WHEREAS, Lender and CT are parties to that certain Amended and Restated Master Loan and Security Agreement dated as of February 8, 2001 (as amended to date, the "CT MLSA"), pursuant to which CT has requested that Lender from time to time make revolving credit loans to CT to finance certain conduit loans, multifamily and commercial mortgage loans, mezzanine loans, equity interests and other approved collateral owned by CT, and Lender has agreed to make such loans pursuant to the terms of the CT MLSA. In addition, CT has requested that Lender from time to time make revolving credit loans to CT to finance certain commercial mortgage-backed securities owned by CT, and Lender has agreed to make such loans pursuant to the terms of that certain Amended and Restated CMBS Loan Agreement dated as of February 8, 2001 between Morgan Stanley & Co. International Limited ("MSIL") and CT (as amended to date, the "CT CMBSLA");

               WHEREAS, Lender and Fund I are parties to that certain Master Loan and Security Agreement dated as of September 19, 2000 (as amended to date, the "Fund I MLSA"), pursuant to which Fund I has requested that Lender from time to time make revolving credit loans to Fund I to finance certain conduit loans, multifamily and commercial mortgage loans, mezzanine loans, equity interests and other approved collateral owned by Fund I, and Lender has agreed to make such loans pursuant to the terms of the Fund I MLSA. In addition, Fund I has requested that Lender from time to time make revolving credit loans to Fund I to finance certain commercial mortgage-backed securities owned by Fund I, and Lender has agreed to make such loans pursuant to the terms of that certain CMBS Loan Agreement dated as of September 19, 2000, between MSIL and Fund I (as amended to date, the "Fund I CMBSLA");

               WHEREAS, pursuant to the terms of the CT MLSA, Lender has made certain revolving credit loans to CT and, as security therefor, has accepted from CT certain pledges of approved collateral as set forth on Schedule 5 hereto (the "Existing CT Collateral");

               WHEREAS, pursuant to the terms of the Fund I MLSA, Lender has made certain revolving credit loans to Fund I and, as security therefor, has accepted from Fund I certain pledges of approved collateral as set forth on
Schedule 6 hereto (the "Existing Fund I Collateral");

               WHEREAS, Fund I is indirectly a wholly-owned subsidiary of CT, and CT, Lender and MSIL have determined that it will be beneficial to CT and Fund I if the rights and obligations of the parties under the Fund I MLSA, the Fund I CMBSLA and the CT CMBSLA and all promissory notes, guaranties, custodial agreements, servicing agreements and other instruments related thereto, were to be consolidated with the rights and obligations of the parties under, and set forth and described in, the CT MLSA, and accordingly, CT, Fund I and Lender have determined that to effectuate the foregoing, the parties will, pursuant to this Agreement, consolidate, amend and restate the CT MLSA , Fund I MLSA, CT CMBSLA and Fund I CMBSLA (collectively, the "Original Loan Agreements") and all promissory notes, guaranties, custodial agreements, servicing agreements and other instruments related thereto, for the purpose of consolidating the obligations of CT and Fund I as jointly and severally liable borrowers thereunder and confirming that the Existing CT Collateral and the Existing Fund I Collateral shall continue to constitute Collateral (as defined below) hereunder, and to make certain other agreements as more particularly set forth herein;

               WHEREAS, Borrowers have requested that Lender from time to time make additional revolving credit loans to them to finance certain conduit loans, multifamily and commercial mortgage loans, mezzanine loans, Equity Interests, B Notes (each as defined below) and other approved collateral owned by either Borrower, and Lender is prepared to make such loans upon the terms and conditions hereof. In addition, Borrowers have requested that Lender from time to time make additional revolving credit loans to them to finance certain commercial mortgage-backed securities owned by either Borrower, and Lender is prepared to make such loans pursuant to the terms and conditions hereof;

               WHEREAS, Borrowers and Lender desire that the Existing CT Collateral and the Existing Fund I Collateral shall continue to constitute Collateral hereunder without any instruments of assignment being required;

                WHEREAS, Borrowers and Lender understand that Borrowers may enter into loan facilities with other parties on a secured and unsecured basis, including, without limitation, loans secured by collateral similar to the Collateral hereunder;

               WHEREAS, Borrowers and Lender desire to consolidate, amend and restate the Original Loan Agreements in their entireties to incorporate their mutual agreements with respect thereto;

               NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Original Loan Agreements are hereby consolidated, amended and restated in their entireties as follows:

               Section 1.        Definitions and Accounting Matters.

               1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular will have the same meanings when used in the plural and vice versa):

               "Advance Rate" means, for any item of Eligible Collateral, the ratio, expressed as a percentage, set forth opposite the collateral type in the chart provided in the definition of Eurodollar Rate Spread or as otherwise defined or limited herein.

               "Affiliate" shall mean (i) with respect to Lender, any entity which controls, is controlled by, or is under common control with Lender, and
(ii) with respect to either Borrower, any affiliate of such Borrower as such term is defined in the Bankruptcy Code.

               "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after July 16, 2005 through and including April 15, 2006.

               "Appraisal" means an appraisal of any Property prepared by a licensed appraiser listed on Schedule 3 attached hereto, as such schedule may be amended from time to time by Borrowers or Lender upon approval by Lender in its reasonable discretion, in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, in compliance with the requirements of Title 11 of the Financial Institution Reform, Recovery and Enforcement Act and utilizing customary valuation methods such as the income, sales/market or cost approaches, as any of the same may be updated by recertification from time to time by the appraiser performing such Appraisal.

               "Asset-Specific Loan Balance" means a portion of the Loan allocable to each item of the Eligible Collateral. Such portion initially consists of the sum of all advances of the Loan made on account of such Eligible Collateral, without subtracting from such advances Lender's Transaction Costs and other advance costs and fees to the extent borrowed by either Borrower hereunder. Wherever this Loan Agreement states that principal payments on account of the Loan are to be allocated or applied to or against the Asset-Specific Loan Balance of a specific item of Eligible Collateral, the Asset-Specific Loan Balance of such item of Eligible Collateral shall be deemed reduced accordingly by the amount of the principal payments so applied.

               "Asset Value" shall mean, as of any date in respect of an item of Eligible Collateral, the price at which such Eligible Collateral could readily be sold as determined in the sole good faith of Lender, which price may be determined to be zero. Lender's determination of Asset Value, which may be made at any time and from time to time, shall be conclusive upon the parties. Whenever an Asset Value determination is required under this Loan Agreement, the applicable Borrower shall cooperate with Lender in its determination of the Asset Value of each item of Eligible Collateral (including, without limitation, providing all information and documentation in the possession of such Borrower regarding such item of Eligible Collateral or otherwise required by Lender in its sole good faith business discretion).

               "B Note" shall mean the original executed subordinated promissory note or other evidence of a subordinated participation interest owned by either Borrower with respect to a mezzanine loan or mortgage loan.

               "Bailee" shall mean Paul, Hastings, Janofsky & Walker LLP or such other third party as Lender may approve.

               "Bailee   Agreement"   shall  mean  the  Bailee  Agreement  among
Borrowers, Lender and Bailee in the form of Exhibit F hereto.

               "Bailee's Trust Receipt and Certification" shall mean a Trust Receipt and Certification in the form annexed to the Bailee Agreement as Attachment 2.

               "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time.

               "Base Rate" means, as determined by Lender on a daily basis, the higher of (a) the rate per annum established by The Chase Manhattan Bank from time to time as its "Prime" Rate or "reference" rate (which Borrowers acknowledge is not necessarily such bank's lowest rate) and (b) one-half percentage point (0.5%) (50 basis points) over the Federal funds rate, as determined by Lender in its sole discretion.

               "Borrowers" shall have the meaning provided in the heading hereof.

               "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Collateral pledged to secure the amounts from time to time outstanding under this Loan Agreement.

               "Borrowing Base  Deficiency"  shall have the meaning  provided in
Section 2.04 hereof.

               "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or Custodian is authorized or obligated by law or executive order to be closed.

               "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                "CMBS" shall mean, in the singular or plural as the context requires, securities backed by mortgages and other liens on commercial real estate and related collateral or by securities, interests or other obligations backed directly or indirectly by such mortgages.

               "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

               "Collateral Assignment" shall mean all documents pursuant to which either Borrower shall have collaterally assigned all of its right, title and interest in, to and under an item of Collateral to secure a Loan made hereunder.

               "Collateral Documents" shall mean with respect to any Collateral Loan, B Note, Equity Interest, or Other Approved Collateral, the documents comprising the Collateral File for such item of Collateral.

               "Collateral  File"  shall  mean,  as to each item of  Collateral, those documents set forth in a schedule to be delivered by Lender to Custodian and which are delivered to the Custodian pursuant to the terms of this Loan
Agreement or the Custodial Agreement including, without limitation, all documents required by Lender to grant and perfect a first priority security interest in such item of Collateral.

               "Collateral Loan" shall mean, as applicable, a Mortgage Loan or a Mezzanine Loan.

               "Collateral Obligor" shall mean any obligor under any Collateral Loan or B Note, any issuer of any security comprising any portion of the Collateral and any entity in which an Equity Interest comprises any portion of the Collateral.

               "Collateral Report" shall mean the collateral schedule and exception report prepared by Custodian pursuant to the Custodial Agreement.

               "Collateral Schedule" shall mean a list of Eligible Collateral to be pledged pursuant to this Loan Agreement, attached to a Custodial Identification Certificate setting forth, as to each item of Eligible Collateral, the applicable information for such Collateral Type specified on Annex 1 to the Custodial Agreement.

               "Collateral Type" shall mean a Mortgage Loan, Mezzanine Loan, B Note, CMBS, Equity Interest and Other Approved Collateral.

               "Collateral Value" shall mean, with respect to each item of Eligible Collateral, the Asset Value of such Eligible Collateral multiplied by the applicable Advance Rate set forth in the definition of "Eurodollar Rate Spread" set forth herein or as otherwise defined or limited herein; provided, that, the Collateral Value shall be deemed to be zero or such greater amount as determined by Lender in respect of each item of Eligible Collateral (1) in respect of which there is a breach of a representation or warranty by a Collateral Obligor, (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 30 days (such period to include any applicable grace periods) unless otherwise approved by Lender, or (3) which has been released from the possession of Custodian under the Custodial Agreement to the applicable Borrower for a period in excess of that permitted pursuant to the terms of the Custodial Agreement.

               "Collection Account" shall mean one or more accounts established by the Servicer subject to a security interest in favor of Lender, into which all Collections shall be deposited by the Servicer.

               "Collections" shall mean, collectively, all collections and proceeds on or in respect of the Collateral, excluding collections required to be paid to the Servicer or a borrower on the Collateral.

               "Conduit Loan" shall mean a Mortgage Loan, secured by a first mortgage on a real property, that in Lender's determination, satisfies the following criteria: (i) principal balance not exceeding $40,000,000; (ii) interest at a fixed rate with prepayment protection satisfactory to Lender;
(iii) single-asset, bankruptcy remote property owner complying with all nationally recognized statistical rating agency requirements; (iv) no subordinate financing and mortgage and organizational documents prohibiting subordinate financing or unsecured financing not otherwise subject to intercreditor agreements satisfactory to rating agencies; (v) debt service coverage ratio (as determined by Lender in its sole discretion) of not less than 1.25:1 or such higher debt service coverage ratio as may be required by rating agencies; (vi) not having any characteristics that would impair the rating of any securities issued pursuant to a securitization that included a substantial component of mortgages similar to such mortgage; and (vii) in full compliance with such other "conduit" underwriting and structuring requirements as Lender shall establish from time to time.

               "control" shall mean possession of the power, directly or indirectly, to (a) vote more than fifty percent (50%) of the voting securities having ordinary power for the election of directors of an entity, or (b) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

               "CT" shall mean Capital Trust, Inc., a Maryland corporation and the sole member of CT-F1.

               "CT-F1" shall mean CT-F1, LLC, a Delaware limited liability company and the sole member of Fund I.

               "Custodial Agreement" shall mean the Amended and Restated Custodial Agreement, dated as of the date hereof, among Borrowers, Custodian and Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

               "Custodial Identification Certificate" shall mean the certificate executed by the applicable Borrower in connection with the pledge of Eligible Collateral to Lender in the form of Annex 3 to the Custodial Agreement.

               "Custodian" shall mean Deutsche Bank Trust Company Americas as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

               "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

               "Diligence Materials" means the Preliminary Due Diligence Package together with the materials requested in the Supplemental Due Diligence List.

               "Direct Mortgage" means a recorded mortgage or deed of trust in favor of Lender on real property.

               "Dollars" and "$" shall mean lawful money of the United States of America.

               "Due Diligence Review" shall mean the performance by Lender of any or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Collateral, as desired by Lender from time to time.

               "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

               "Eligible Collateral" shall mean Mortgage Loans, Mezzanine Loans, B Notes, Equity Interests and Other Approved Collateral as to which the representations and warranties in Section 6.10 hereof are correct.

               "Equity Interest" shall mean any interest in a Person constituting a share of stock or a partnership or membership interest (including, without limitation, a preferred equity interest) or other right or interest in a Person that is not characterized as indebtedness under GAAP.

               "Equity Proceeds" shall mean the gross proceeds raised by CT from any offering of equity capital of CT less the reasonable and customary costs incurred by CT in connection with any such offering.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which either Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which either Borrower is a member.

               "Eurocurrency Reserve Requirements" shall mean, for any day as applied to a Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

               "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Contract Period, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as 30, 60 or 90 day LIBOR on the second Business Day prior to the commencement of any Eurodollar Contract Period, and if such rate shall not be so quoted, the rate per annum at which Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

               "Eurodollar Contract Period" means, with respect to each Loan, a period determined by CT from time to time on the first Business Day prior to the expiration of each prior Eurodollar Contract Period as the period for which a Eurodollar Base Rate shall be in effect, which period shall be thirty (30) days, sixty (60) days or ninety (90) days (or if CT shall make no determination, thirty (30) days) and the number of days in such period being subject to adjustment as follows: (a) in no event shall a Eurodollar Contract Period extend beyond the Termination Date; (b) each such period shall end on the day immediately preceding the Payment Date which occurs approximately thirty (30) days, sixty (60) days or ninety (90) days, as applicable, after the commencement of the period chosen by CT; and (c) the initial Eurodollar Contract Period with respect to each Asset-Specific Loan Balance shall commence on the related Funding Date and each succeeding Eurodollar Contract Period shall commence on the day on which the immediately preceding Eurodollar Contract Period shall expire.

               "Eurodollar Rate" shall mean, with respect to each day a Loan is outstanding, a rate per annum determined by Lender in its sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by Lender shall be conclusive absent manifest error by Lender:

                              Eurodollar Base Rate
                   ------------------------------------------
                         1.00 minus Eurocurrency Reserve
                                  Requirements

               "Eurodollar Rate Spread" means (A) as to each Advance Rate the applicable Eurodollar Rate Spread set forth below opposite such Advance Rate for the applicable Collateral type, or such other Eurodollar Rate Spread as may be mutually agreed to by Borrowers and Lender:



----------------------------------------------------------------------------------------------------------
                                                                                Eurodollar Rate Spread
                                                                           (expressed as percentage points
Collateral Type                                           Advance Rate      per annum and as basis points)
----------------------------------------------------------------------------------------------------------

Conduit Loan                                                  90%                1.25%         125bp
------------
----------------------------------------------------------------------------------------------------------
Non-Conduit Loans and Other Approved Collateral
-----------------------------------------------
(limited to 90% LTV maximum)

    First Mortgage Loans (75% LTV maximum)                    85%                1.75%         175bp
    ------------------------------------------------------------------------------------------------
    B  Notes, subordinate Mortgage Loans, Mezzanine      equal to or less        1.50%         150bp
    Loans, CMBS  and Equity Interests (70% combined      than 60% of the
    LTV maximum)                                           Asset Value


    ------------------------------------------------------------------------------------------------
                                                         greater than 60%        1.75%         175bp
                                                          but equal to or
                                                         less than 75% of
                                                         the Asset Value

    ------------------------------------------------------------------------------------------------
    Subordinate  Mortgage  Loans,  Mezzanine Loans,      equal to or less        1.75%         175bp
        CMBS, B Notes and Equity Interests (between      than 50% of the
        71% and 85% combined  LTV  maximum,  except        Asset Value
        that Subordinate Mortgage Loans encumbering
        hotel   and  other   hospitality   industry
        properties  and Mezzanine  Loans secured by
        pledges  of Equity  Interests  in  entities
        owning  such  properties  shall  have a 70%
        combined LTV maximum)*
    ------------------------------------------------------------------------------------------------
                                                         greater than 50%        2.00%         200bp
                                                          but less than
                                                            60% of the
                                                           Asset Value

    ------------------------------------------------------------------------------------------------
                                                           equal to or           225%          225bps
                                                         greater than 60%
                                                         but equal to or
                                                         less than 70% of
                                                         the Asset Value
----------------------------------------------------------------------------------------------------------

        *Solely for illustrative purposes, Borrowers and Lender agree that the following example of a transaction illustrates their intent: with respect to an item of Collateral for which the appraised value of the underlying real property is $100,000,000, on which a First Mortgage Loan in the outstanding principal amount of $75,000,000 and a Mezzanine Loan in the outstanding principal amount of $10,000,000 have been made (for an aggregate amount of $85,000,000), with Lender advancing hereunder 85% of a 75% LTV on the First Mortgage Loan ($63,750,000), plus 70% of such Mezzanine Loan (70% of $10,000,000 equals $7,000,000), the aggregate loans from Lender to Borrowers would equal $70,750,000, resulting in a 83.24% underlying loan-to-loan value. In addition, Lender will finance loans originated by Borrowers with an aggregate underlying LTV up to 90% and above 90% on a case-by-case basis.


    and (B) notwithstanding anything set forth in clause (A) to the contrary, in the event the Termination Date shall be extended pursuant to the terms hereof, for the period from and after July 16, 2005 to, and including, the date the Loans are repaid in full, as to each Advance Rate the sum of (x) the applicable Eurodollar Rate Spread set forth opposite such Advance Rate for the applicable Collateral type in clause (A) above, plus (y) .25 percent, or 25 basis points, per annum.

               "Eurodollar  Substitute  Rate" means a rate of interest  equal to
(a) the Base Rate minus (b) Two and eighty-five hundredths percent (2.85%) per annum (285 basis points).

               "Event of Default" shall have the meaning provided in Section 8 hereof.

               "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Lender from three federal funds brokers of recognized standing selected by Lender.

               "Funding  Costs"  shall mean,  collectively,  the actual costs to
Lender of breaking a Eurodollar contract (or costs that would have been incurred if Lender had entered into and broken a Eurodollar contract for a Eurodollar Contract Period as requested by a Borrower) prior to the expiration of the Eurodollar Contract Period applicable thereto in connection with (a) any prepayment (whether voluntary or involuntary) of all or any portion of an Asset-Specific Loan Balance or other principal repayments required or permitted under the Security Documents, that is made at any time other than at the expiration of the related Eurodollar Contract Period, (b) any voluntary or involuntary acceleration of the Termination Date, such that the Termination Date occurs on any date that is not the expiration date of the Eurodollar Contract Period with respect to any Asset-Specific Loan Balance, and (c) any other set of circumstances not attributable solely to Lender's acts. Subject to the foregoing, Funding Costs shall not include any diminution in yield suffered by Lender upon re-lending or re-investing the principal of the Loan after any prepayment of the Loan.

               "Funding Date" shall mean the date on which a Loan is made hereunder.

               "GAAP"  shall  mean  generally  accepted  accounting   principles
consistently applied as in effect from time to time in the United States.

               "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any obligor on any underlying loan, Borrowers, any of their respective Subsidiaries or any of their properties.

               "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other
Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

               "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

               "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans and Mezzanine Loans, any short sale of US Treasury Securities, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by any obligor on any underlying loan or either Borrower (specifically with respect to such items of Collateral) and acceptable to Lender.

               "Lender" shall have the meaning provided in the heading hereto.

               "Lien"   shall  mean  any   mortgage,   lien,   pledge,   charge,
encumbrance, security interest or adverse claim.

               "Loan" and "Loans" shall have the meanings provided in Section 2.01(a) hereof.

               "Loan Agreement" shall mean this Amended and Restated Master Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

               "Loan Documents" shall mean, collectively, this Loan Agreement, the Note and the Custodial Agreement.

               "Loan-to-Value Ratio" or "LTV" shall mean, as to any Eligible Collateral, the ratio that (x) the aggregate outstanding principal balances of all loans (including Loans hereunder) and preferred equity interests secured in whole or in part by real property or direct or indirect beneficial interests therein relating to such Eligible Collateral bears to (y) the value, determined by an Appraisal reasonably acceptable to Lender, of the real property (together with all applicable appurtenant interests and subject to all applicable liens, encumbrances and tenancies), or direct or indirect beneficial interests which form the basis of such Eligible Collateral.

               "Material Adverse Effect" shall mean a material adverse effect on
(a) the Property, business, operations, financial condition or prospects of Borrowers taken as a whole, (b) the ability of either Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the aggregate value of the Collateral.

               "Maximum Advance Rate" shall mean, as to any item of Eligible Collateral, the maximum Advance Rate that shall be determined by Lender in Lender's sole and absolute discretion; provided, that, with respect to the specific categories of Eligible Collateral referred to in the definition of Eurodollar Rate Spread, the Maximum Advance Rate shall not exceed the respective Advance Rates set forth in such definition.

               "Maximum Credit" shall mean One Hundred Fifty Million Dollars ($150,000,000).

               "Mezzanine Loan" shall mean a loan secured by a pledge of Equity Interests in one or more entities holding direct or indirect beneficial interests in an entity owning (or having a ground lease interest in) a commercial or multi-family residential property, preferred equity interests or a second mortgage.

               "Minimum Usage Fee" shall mean, on any date of calculation, the positive amount, if any, equal to the product of (i) 175 basis points (1.75%) multiplied by either (ii) if said calculation relates to the October 1, 2003 through December 31, 2003 calendar quarter, (A) seventeen and one-half percent (17.50%) of the Maximum Credit minus (B) the daily average outstanding principal amount of Loans (including Loans made under the Original Loan Agreements), calculated over such calendar quarter, or (iii) if said calculation relates to any calendar quarter starting on or after January 1, 2004 (A) thirty-five percent (35%) of the Maximum Credit, minus (B) the daily average outstanding principal amount of Loans (including Loans made under the Original Loan Agreements), calculated over the calendar quarter immediately preceding such date of calculation, in each case computed on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such fee is payable.

               "Monthly Statement" shall mean, for each calendar month during which this Loan Agreement shall be in effect, CT's reconciliation in arrears of beginning balances, interest, principal, paid-to-date and ending balances for each asset constituting the Collateral, together with (a) an Officer's Certificate with respect to all Collateral (whether of CT or of Fund I) pledged to Lender as at the end of such month, (b) a written report of any developments or events that are reasonably likely to have a Material Adverse Effect, (c) a written report of any and all written modifications to any documents underlying any items of Collateral and (d) such other internally prepared reports as mutually agreed by CT and Lender which reconciliation, Officer's Certificate and reports shall be delivered to Lender for each calendar month during the term of this Loan Agreement within ten (10) days following the end of each such calendar month.

               "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a valid lien on the fee or leasehold interest in real property securing the Mortgage Note and the assignment of rents and leases related thereto.

               "Mortgage Loan" shall mean a mortgage loan (including, without limitation, a Conduit Loan) encumbering one or more commercial or multi-family residential properties which Custodian has been instructed to hold for Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation (i) the indebtedness evidenced by a Mortgage Note and secured by a related Mortgage, and (ii) all right, title and interest of the applicable Borrower in and to the Mortgaged Property covered by such Mortgage.

               "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor with respect to a Mortgage Loan.

               "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other Collateral securing repayment of the debt evidenced by a Mortgage Note.

               "MS & Co." shall mean Morgan Stanley & Co. Incorporated, a registered broker-dealer.

               "MS Indebtedness" shall mean all Indebtedness from time to time owed by Borrowers to Lender or any Affiliate of Lender including, without limitation, under this Loan Agreement or any repurchase or other agreement between Lender, or an Affiliate of Lender, and either Borrower.

               "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by either Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

               "'Non-Table' Funded Eligible Collateral" shall mean the items of Eligible Collateral as described in Section 2.03(e) of this Loan Agreement.

               "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for the Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified, amended, supplemented or extended and in effect from time to time, including, without limitation, that certain Third Amended and Restated Promissory Note dated as of June 8, 1998 by Borrowers to Lender in the form attached hereto as Exhibit A, given in substitution for that certain Second Amended and Restated Promissory Note dated as of June 8, 1998 by CT to Lender.

               "Officer's   Certificate"   shall  mean  the   certificate  of  a
Responsible Officer as set forth in Section 5.02(b) hereof.

               "Other Approved Collateral" shall mean such other Property of either Borrower as Lender shall accept as Collateral for the Loans.

               "Payment Date" shall mean, with respect to each Loan, the first Business Day of each calendar month following the related Funding Date.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

               "Plan" shall mean an employee benefit or other plan established or maintained by either Borrower or any ERISA Affiliate during the five-year period ended immediately before the date of this Loan Agreement or to which either Borrower or any ERISA Affiliate makes, is obligated to make or has, within the five-year period before the date of this Loan Agreement, been required to make contributions and that is covered Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

               "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 4% per annum plus the Base Rate.

               "Preliminary Due Diligence Package" means with respect to any proposed Collateral, the following due diligence information relating to such proposed Collateral to be provided by either Borrower to Lender pursuant to this Loan Agreement:

               (i) a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a prudent lender would consider material;

               (ii)   current rent roll, if applicable;

               (iii) cash flow pro-forma, plus historical information, if available;

               (iv) description of the property (real property, pledged loan or other Collateral);

               (v)    indicative debt service coverage ratios;

               (vi)   indicative Loan-to-Value Ratio;

               (vii) the applicable Borrower's or any Affiliate's relationship with its potential underlying borrower or any affiliate;

               (viii) if applicable,  Phase I  environmental  report  (including asbestos and lead paint report);

               (ix)   if applicable, engineering and structural reports;

               (x)    third  party   reports,   to  the  extent   available  and
                      applicable, including:

                      (a)    current Appraisal;

                      (b) Phase II or other follow-up environmental report if recommended in Phase I;

                      (c)    seismic reports; and

                      (d) operations and maintenance plan with respect to asbestos-containing materials;

               (xi) in the case of a B Note, all information which would otherwise be provided for the underlying Collateral Loan, and in addition, all documentation evidencing or otherwise relating to the B Note, including, without limitation, intercreditor agreements and participation agreements, as applicable;

               (xii) analyses and reports with respect to such other matters concerning the Collateral as Lender may in its sole discretion require;

               (xiii) documents  comprising such  Collateral,  or current drafts thereof, including, without limitation, underlying debt and security documents, guaranties, underlying borrower's organizational documents, warrant agreements, and loan and collateral pledge agreements, as applicable; and

               (xiv) a list that specifically and expressly identifies any Collateral Documents that relate to such Collateral but are not in the applicable Borrower's possession.

               "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

               "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

               "Responsible Officer" shall mean, as to any Person, the chief executive officer, any vice chairman and the chief financial officer of such Person or, for the purpose of executing certificates, the president, the vice president and counsel responsible therefor.

               "Secured Obligations" shall have the meaning provided in Section 4.01(a) hereof.

               "Security Documents" means this Loan Agreement, the Note, and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrowers to evidence or secure the Loan(s) or otherwise in satisfaction of the requirements of this Loan Agreement, or the other documents listed above as same may be amended or modified from time to time.

               "Servicer" shall have the meaning provided in Section 11.14(c) hereof.

               "Servicing Agreement" shall have the meaning provided in Section 11.14(c) hereof.

               "Servicing Records" shall have the meaning provided in Section 11.14(b) hereof.

               "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Notwithstanding the foregoing, for purposes of Section 8 hereof only, a Subsidiary of CT shall only include a direct wholly-owned subsidiary of CT.

               "Supplemental Due Diligence List" means, with respect to any proposed Collateral, information or deliveries concerning such proposed Collateral, such items that Lender shall request in addition to the Preliminary Due Diligence Package including, without limitation, a credit approval memorandum representing the final terms of the underlying transaction, a final LTV ratio computation and a final debt service coverage ratio computation for such proposed Collateral.

               "'Table Funded' Eligible Collateral" shall mean the items of Eligible Collateral as described in Section 2.03(e) of this Loan Agreement.

               "Tangible Net Worth" shall mean, as of a particular date,

               (a) all amounts which would be included under capital of CT and its consolidated Subsidiaries on a balance sheet of CT and its consolidated Subsidiaries at such date, determined in accordance with GAAP, less

               (b)    intangible assets of CT and its consolidated Subsidiaries.

               "Termination Date" shall mean July 16, 2005 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on July 16, 2005, the Termination Date shall be automatically extended to April 15, 2006.

               "Title Insurance Policy" shall mean, with respect to any real property underlying a Collateral Loan, a mortgagee's title insurance policy or policies issued to Lender and Lender's successors and assigns (or, subject to the prior written approval of Lender, an endorsement to the applicable Borrower's title insurance policy insuring the collateral assignment to Lender of the applicable mortgage) by one or more title companies reasonably satisfactory to Lender, which policy or policies shall be in form and substance reasonably acceptable to Lender, with such endorsements as Lender shall reasonably require and, with respect to any Collateral Loan, a mortgagee's title insurance policy or policies issued to Lender and Lender's successors and/or assigns by one or more title companies reasonably satisfactory to Lender reflecting Lender's interest in such Collateral Loan.

               "Total Indebtedness" shall mean, for any period, the aggregate Indebtedness of CT and its consolidated Subsidiaries during such period less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

               "Transaction Costs" shall mean, with respect to any Loan, all actual out-of-pocket reasonable costs and expenses paid or incurred by Lender and payable by Borrowers relating to the making of such Loan (including legal fees and other fees described in Section 11.03 hereof). Lender shall endeavor to limit the Transaction Costs associated with such Loan (excluding the initial
Loan) to $5,000, but the foregoing shall not limit Borrowers' obligations with respect to Transaction Costs or constitute a "cap" on Transaction Costs for any Loan. Transaction Costs shall not include costs incurred by Lender for overhead and general administrative expenses.

               "Trust Receipt" shall mean the receipt delivered by Custodian pursuant to the provisions of Section 4 of the Custodial Agreement acknowledging receipt of a Collateral File in connection with a Loan hereunder in the form of Annex 2 to the Custodial Agreement.

               "Underwriting Issues" means with respect to any Collateral as to which either Borrower intends to request a Loan, all information that has come to such Borrower's attention, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, which would be considered a materially "negative" factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Collateral Document(s)), to a reasonable institutional lender in determining whether to originate or acquire the Collateral in question.

               "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform

Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Lender hereunder shall be prepared, in accordance with GAAP.

               Section 2.        Loans, Note and Prepayments.

               2.01 Loans.

               (a) Lender agrees to consider, as provided herein, from time to time either Borrower's requests that Lender make, on the terms and conditions of this Loan Agreement, loans (each, individually, a "Loan" and, collectively, the "Loans") to such Borrower in Dollars, from and including the Effective Date to and including July 16, 2005, in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Credit as in effect from time to time. Nothing in this Loan Agreement shall be interpreted as a commitment by Lender to make any Loans, but rather sets forth the procedures to be used in connection with periodic requests for Loans and the conditions to the making of any Loans. Borrowers hereby acknowledge that Lender is under no obligation to agree to make, or to make, any Loan pursuant to this Loan Agreement.

               (a) Subject to the terms and conditions of this Loan Agreement, during such period Borrowers may borrow, prepay and reborrow hereunder.

               2.02 Notes.

               (a) The Loans made by Lender shall be evidenced by a single amended and restated promissory note of Borrowers substantially in the form of Exhibit A hereto, dated the date hereof, payable to Lender in the principal amount of One Hundred Fifty Million Dollars ($150,000,000), as otherwise duly completed. Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise and shall have the right to sell participating interests in such Note; provided, however, that Lender must retain (i) in excess of fifty percent (50%) ownership interest in the Note and (ii) have control over all decisions with respect to loan pricing and the exercise of remedies with respect to each item of Collateral; and provided, further, however, that Lender may subject up to one hundred percent (100%) of the Loans made hereunder to a repurchase agreement.

               (b) The date, amount and interest rate of each Loan made by Lender to either Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender from time to time on its internal books and records (whether electronic or otherwise). Failure of Lender to make such notation shall not affect the obligations of Borrowers to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Borrowers agree that Lender's books and records showing the MS Indebtedness pursuant to this Loan Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any MS Indebtedness is also evidenced by a promissory note or other instrument. Lender will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Loan Agreement. Failure by Lender to provide such monthly statement shall not affect the obligations of Borrowers to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Such statement shall be deemed correct, accurate, and binding on Borrowers absent manifest error.

               2.03 Procedures for Borrowing.

               (a) Preliminary Approval of Proposed Collateral.

                      (i) Either Borrower may, from time to time, submit to Lender a Preliminary Due Diligence Package for Lender's review and approval in order to request a borrowing hereunder with respect to any proposed Collateral that such Borrower proposes to pledge to Lender and to be included in the Borrowing Base in connection with such borrowing.

                      (ii) Upon Lender's receipt of a complete Preliminary Due Diligence Package, Lender within two (2) Business Days shall have the right to request, in Lender's sole and absolute discretion, additional diligence materials and deliveries that Lender shall specify on a Supplemental Due Diligence List. Upon Lender's receipt of all of the Diligence Materials or Lender's waiver thereof, Lender, within five (5) Business Days, shall either (i) notify such Borrower of the Maximum Advance Rate (which may be less than the Advance Rate set forth in the definition of Eurodollar Rate Spread) and the Asset Value for the proposed Collateral or (ii) deny, in Lender's sole and absolute discretion, such Borrower's request for an advance. Lender's failure to respond to such Borrower within five (5) Business Days following receipt of all Diligence Materials or Lender's written waiver thereof shall be deemed to be a denial of such Borrower's request for an advance, unless Lender and such Borrower have agreed otherwise in writing. Nothing in this Section 2.03(a)(ii) or elsewhere in this Loan Agreement shall, or be deemed to, prohibit Lender from determining in its sole discretion the adequacy, correctness and appropriateness of, or from disapproving, any and all financial and other underwriting data required to be supplied by Borrowers under this Loan Agreement.

               (b) Final Approval of Proposed Collateral. Upon Lender's notification to the applicable Borrower of the Maximum Advance Rate and the Asset Value for any proposed Collateral, such Borrower shall, if such Borrower desires to obtain one or more advances secured by such proposed Collateral, satisfy the conditions set forth below (in addition to satisfying the conditions precedent to obtaining each advance, as set forth in Section 5 of this Loan Agreement) as conditions precedent to Lender's approval of such proposed
Collateral as Collateral, all in a manner, and pursuant to documentation, satisfactory in all respects to Lender and its counsel:

                      (i) Environmental and Engineering. If applicable, Lender shall have received an Environmental Report and an Engineering Report, each in form and substance satisfactory to Lender, by an Engineer and Environmental Consultant listed on Schedules 3 and 4 attached hereto, respectively, as each such schedule may be amended from time to time by Lender in its reasonable discretion.

                      (ii) Appraisal. If applicable, Lender shall have received an Appraisal.

                      (iii) Insurance. With respect to proposed Collateral that is real property, Lender shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of such real property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Collateral Documents or the Security Documents. Such certificates or other evidence shall indicate the applicable Borrower, as lender, will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the property policies required to be maintained under the Collateral Documents.

                      (iv) Survey. With respect to a Collateral Loan, a B Note or an Equity Interest, to the extent obtained by the applicable Borrower from the Collateral Obligor with respect to any item of Collateral at the origination of the underlying loan or equity interest, as the case may be, relating thereto, Lender shall have received with respect to proposed Collateral that is real property, a current survey of such real property in a form satisfactory to Lender.

                      (v) Lien Search Reports. Lender or Lender's counsel shall have received, as reasonably requested by Lender, satisfactory reports of UCC, tax lien, judgment and litigation searches and title reports and updates, as applicable, conducted by search firms and/or title companies acceptable to Lender with respect to the Collateral, the applicable Borrower and the related underlying obligor, such searches to be conducted in each location Lender shall reasonably designate.

                      (vi) Title Insurance Policy.

                             (A) With respect to a Mortgage Loan, the applicable
                      Borrower shall have delivered to Lender (1) an unconditional commitment to issue title insurance policies in favor of Lender and Lender's successors and/or assigns with respect to Lender's interest in the related real property with an amount of insurance that shall be not less than the related Asset-Specific Loan Balance (taking into account the proposed advance) or such other amount as Lender shall require in its sole discretion or (2) an endorsement or confirmatory letter from the existing title company to the existing Title Insurance Policy in favor of Lender and Lender's successors and/or assigns that amends the existing title insurance policy by stating that the amount of the insurance is no less than the related
                      Asset-Specific Loan Balance (taking into account the proposed advance) or such other amount of title coverage as Lender shall require in its sole discretion.

                             (B) With  respect to a Mezzanine  Loan, a B Note or
                      an Equity Interest, such Borrower shall have delivered to Lender such evidence as Lender on a case-by-case basis, in its sole discretion, shall require of the ownership of the real property underlying such item of Collateral including, without limitation, a copy of a title insurance policy dated a date, and by a title insurer, in each case acceptable to Lender in its sole discretion, showing that title is vested in the related Collateral Obligor or in an entity in whom such Collateral Obligor holds a beneficial interest.

                      (vii) Security  Documents.  The applicable  Borrower shall
        have   executed  and   delivered  to  Lender,   in  form  and  substance
        satisfactory to Lender and its counsel, all security documents perfecting Lender's security interest in the proposed Collateral (and in any Interest Rate Protection Agreements held by such Borrower with respect thereto) which shall be subject to no Liens except as expressly permitted by Lender. Each of the security documents shall contain such representations and warranties concerning the proposed Collateral and such other terms as shall be reasonably satisfactory to Lender.

                      (viii) Opinions of Counsel. Lender shall have received from counsel to Borrowers its legal opinion as to enforceability of this Loan Agreement and all documents executed and delivered hereunder in connection with such Loan, (at Lender's option) an opinion from local counsel where the applicable property is located, and an opinion to the applicable Borrower and its successors and assigns from counsel to the underlying obligor on the underlying loan transaction, as applicable, as to enforceability of the loan documents governing such transaction and such other matters as Lender shall require (including, without limitation, opinions as to due formation, authority, choice of law and perfection of security interests). Such legal opinions shall be addressed to Lender and its successors and assigns, dated the related Funding Date, and in form and substance reasonably satisfactory to Lender.

                      (ix) Additional Real Estate Matters. To the extent obtained by either Borrower from the Collateral Obligor relating to any item of Collateral at the origination of the underlying loan or equity interest relating thereto, such Borrower shall have delivered to Lender such other real estate related certificates and documentation as may have been requested by Lender, such as (i) certificates of occupancy and letters certifying that the property is in compliance with all applicable zoning laws, each issued by the appropriate Governmental Authority and (ii) abstracts of all Leases in effect at the real property relating to such Collateral.

                      (x) B Notes. In the case of a B Note, Lender shall have received all documentation specified herein as if the underlying mezzanine loan or mortgage loan were the direct Collateral and, in addition, all documentation evidencing or otherwise relating to the B Note.

                      (xi) Other Documents. Lender shall have received such other documents as Lender or its counsel shall request with respect to each or any item of Collateral.

               (c) Collateral Approval or Disapproval. Within two (2) Business Days following the date upon which either Borrower has tendered performance of the conditions enumerated in Sections 2.03(b)(i) through (xi), or has delivered such items or documents fully executed, if applicable, in final form, Lender shall either (i) if the Collateral Documents or the Security Documents with respect to the proposed Collateral are not reasonably satisfactory in form and substance to Lender, notify such Borrower that Lender has not approved the proposed Collateral as Collateral or (ii) notify such Borrower and Bailee that Lender has approved the proposed Collateral as Collateral and such notice shall identify the documents to be delivered to Custodian in connection with such proposed Collateral pursuant to Sections 2.03 and 5 of this Loan Agreement and shall identify the party whom Lender shall designate to record and/or file, as the case may be, any security documents necessary to perfect Lender's security interest in the Eligible Collateral. The terms of delivery and filing and/or recordation of such security documents shall be set forth in a separate agreement between Lender and its designee. Lender's failure to respond to such Borrower within two (2) Business Days shall be deemed to be a denial of such Borrower's request that Lender approve the proposed Collateral, unless Lender and such Borrower have agreed otherwise in writing.

               (d) Procedure for Borrowing with Respect to Eligible Collateral. Once Lender has approved the Collateral in accordance with Section 2.03(c) above, the applicable Borrower may request a Loan hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to Lender, with a copy to Custodian, an irrevocable written request for borrowing, substantially in the form of Exhibit D attached hereto, which request must be received by Lender prior to 11:00 a.m., New York City time, one (l) Business Day prior to the requested Funding Date. Such request for borrowing shall (1) attach a schedule identifying the Eligible Collateral that such Borrower proposes to pledge to Lender and to be included in the Borrowing Base in connection with such borrowing, (2) specify the requested Funding Date, and (3) attach an Officer's Certificate signed by a Responsible Officer of such Borrower as required by Section 5.02(b) hereof. Contemporaneously with the delivery of the request for borrowing, such Borrower shall deliver to Lender with a copy to Custodian, a Custodial Identification Certificate along with the accompanying Collateral Schedule with respect to all proposed Eligible Collateral to be pledged to Lender on the applicable Funding Date.

               (e) Delivery of Collateral Files and Security Documents.

                      "Non-Table Funded" Eligible Collateral:
                      ---------------------------------------

                      1) By no later than 1:00 p.m., New York City time, one (1)
               Business Day prior to any Funding Date, the applicable Borrower and/or the Bailee shall deliver to the Custodian as to any Eligible Collateral on a case-by-case basis, (i) original counterparts of all Collateral Documents comprising the Collateral File, (ii) the security documents described in Section 2.03(b)(vii) above, and (iii) to the extent applicable, any other documents, reports or updated information as Lender shall request pursuant to Section 2.03(b)(i)-(xi) and Section 5.03(b) not heretofore finally approved by Lender.

                      "Table Funded" Eligible Collateral:
                      -----------------------------------

                      1) By no later than 1:00 p.m.,  New York City time, on the
               Funding Date, the applicable Borrower shall cause the Bailee to deliver to the Custodian by facsimile (i) as to each item of Eligible Collateral, the note, if applicable, evidencing the making of a loan secured by such Eligible Collateral, a fully executed Bailee Agreement and Bailee's Trust Receipt and Certification issued by the Bailee thereunder, (ii) as to all other categories of Eligible Collateral on a case-by-case basis, the delivery of all fully executed documents and instruments required by Lender to comprise the Collateral File and (iii) evidence satisfactory to Lender that all documents necessary to perfect such Borrower's interest in the Eligible Collateral have been delivered to a party acceptable to Lender for recordation and filing.

                      2) By no later than 1:00 p.m.,  New York City time, on the third Business Day following the applicable Funding Date, such Borrower shall cause the Bailee to deliver to the Custodian the Collateral File.

               (f) No later than 1:00 p.m., New York City time, on each Funding Date, such Borrower shall provide Custodian with a final Custodial Identification Certificate and related Collateral Schedule with respect to the Eligible Collateral to be pledged to the Lender on such Funding Date, indicating any changes, if any, from the Custodial Identification Certificate and related Collateral Schedule heretofore delivered to Lender and Custodian pursuant to
Section 2.03(d) above.

               (g) If either Borrower shall deliver a request for a borrowing pursuant to Section 2.03(d) hereof and all conditions precedent set forth in Sections 2.03(a), 2.03(b), 2.03(c), 5.01 and 5.02 have been met, and provided no Default or Event of Default shall have occurred and be continuing, Lender shall make a Loan to such Borrower on the requested Funding Date, in the amount so requested and approved by Lender.

               (h) Subject to the delivery by Custodian to such Borrower and Lender of a Trust Receipt with a Collateral Schedule in respect to all Collateral pledged to Lender on such Funding Date by no later then 3:00 p.m. on such date, and subject further to the provisions of Section 5 hereof, such borrowing will then be made available to such Borrower by Lender transferring, via wire transfer, to the following account of Borrowers: Bank of New York, 530 Fifth Avenue, New York, New York, Account No. 630-0439428 for the benefit of Capital Trust, ABA# 021-000018, Attn: Tarryn Kone ((212) 852-4219) the aggregate amount of such borrowing in funds immediately available to CT. Lender may consider on a case-by-case basis in its sole, absolute discretion alternative funding arrangements requested by either Borrower.

               (i) From time to time, the applicable Borrower shall forward to the Custodian additional original documents or additional documents evidencing any (i) assumption, modification, consolidation or extension of a Collateral Loan, or (iii) any amendment to the operative documents with respect to an Equity Interest, in each case approved by the Lender in accordance with the terms of this Loan Agreement and upon receipt of any such other documents, the Custodian shall hold such other documents as the Lender shall request from time to time.

               (j) With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the applicable Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, such Borrower shall deliver to Lender a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Such Borrower shall deliver such original documents to the Custodian promptly when they are received.

               2.04 Mandatory Prepayments or Pledge.

               (a) Lender may determine and re-determine the Borrowing Base for each Borrower on any Business Day and on as many Business Days as it may elect. If at any time (i) the aggregate outstanding principal amount of Loans to either Borrower exceeds the Borrowing Base for such Borrower (a "Borrowing Base Deficiency"), as determined by Lender in its sole discretion and notified to such Borrower on any Business Day, or (ii) either Borrower shall have received a prepayment of the principal of any loan or preferred equity interest comprising a portion of the Collateral (including, without limitation, the payment of casualty or condemnation proceeds), such Borrower shall, in the case of (i) above, not later than one (1) Business Day after receipt of such notice, or in the case of (ii) above, not later than one (1) Business Day after receipt of such prepayment, either prepay the Loans made to such Borrower in part or in whole or pledge additional Collateral (which Collateral shall be in all respects acceptable to Lender) to Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans made to such Borrower does not exceed the Borrowing Base for such Borrower as re-determined by Lender after the addition of Collateral. So long as no Default or Event of Default has occurred and is then continuing, all partial repayments shall be applied against the Asset-Specific Loan Balance relating to the Loan being repaid.

               (b) If at any time under any Collateral Document evidencing Eligible Collateral (x) there is an Event of Default, or event with which the giving of notice or lapse of time or both would become an Event of Default, or
(y) any representation or warranty made by or on behalf of the relevant Collateral Obligor becomes false or misleading in any material respect or (z) the relevant Collateral Obligor fails to perform or observe any material covenant or other obligation, Lender may, in its sole discretion and without regard to any determination of the Asset Value of such Eligible Collateral, notify Borrowers of such occurrence and may require that the Asset-Specific Loan Balance related to the relevant Eligible Collateral be prepaid in whole or in part in the determination of Lender. Not later than one (1) Business Day after the receipt of such notice, the applicable Borrower shall prepay the Asset-Specific Loan Balance related to such Eligible Collateral. Lender may, in its sole discretion, determine and re-determine the amount to be prepaid irrespective of whether or not either (i) any statement of fact contained in any Officer's Certificate delivered pursuant to Section 5.02(b) or (ii) any representation of Borrowers set forth in Section 6.13 was true to Borrowers' actual knowledge.

               Section 3.        Payments; Computations; Etc.

               3.01           Repayment of Loans; Interest.

               (a) Borrowers hereby promise to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to April 15, 2006 pursuant to the terms hereof, Borrowers promise to repay such aggregate principal amount of the Loans outstanding on July 16, 2005 by the payment on the first Business Day of each calendar month during the Amortization Period beginning with August 1, 2005 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at July 16, 2005 divided by (y) nine (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrowers shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrowers shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrowers to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date.

               (b) Borrowers hereby promise to pay to Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the applicable Eurodollar Rate Spread. Notwithstanding the foregoing, Borrowers hereby promise to pay to Lender, to the extent permitted by applicable law, interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by Borrowers hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Payment and acceptance of interest pursuant to this subsection shall not constitute a waiver of any Default and shall not otherwise limit or prejudice any right of Lender hereunder. In no event shall Lender be entitled to receive any proceeds received from any Collateral Obligor in connection with the refinancing and/or final distribution to Lender with respect to any Eligible Collateral to the extent same exceeds the sums provided to be paid to Lender under Section 7.l6 of this Loan Agreement.

               (c) Accrued interest on each Loan shall be payable monthly in arrears on the first Business Day of each month and for the last month of the Loan Agreement on the first Business Day of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual.

               (d) The Loans may be prepaid in whole or in part at any time upon two (2) Business Days' prior written notice, without any penalty or premium; provided, however, that any such prepayment shall be accompanied by an amount representing accrued interest on the principal amount being prepaid and all other amounts then due under the Loan Documents (including, without limitation, all amounts due under Section 3 hereof). Each partial prepayment that is voluntary (as opposed to mandatory under the terms of this Loan Agreement) shall be in an amount of not less than One Hundred Thousand Dollars ($100,000). So long as no Default or Event of Default has occurred and is then continuing, each voluntary prepayment shall be applied to reduce any Asset-Specific Loan Balance as designated by Borrowers to Lender in writing.

               (e) With respect to any item of Collateral, Borrowers shall repay to Lender an amount equal to the amount of casualty or condemnation proceeds paid to, or for the benefit of, Borrowers or any underlying obligor in respect of such item of Collateral to the extent that the applicable Borrower is not required under the underlying loan documents with such Borrower's obligor to reserve, escrow, readvance or apply such proceeds for the benefit of such obligor or the underlying real property. So long as no Default or Event of Default has occurred and is then continuing, such amounts paid to Lender shall be applied in reduction of the Asset-Specific Loan Balance relating to such item of Collateral.

               (f) Borrowers hereby promise to pay to Lender a Minimum Usage Fee, in arrears for the previous calendar quarter, which obligation shall commence on January 1, 2004 for the October 1, 2003 through December 31, 2003 calendar quarter. Said Minimum Usage Fee shall be paid on January 1, 2004 and on the first Payment Date in each calendar quarter thereafter through and including the Termination Date. The last such payment shall be pro-rated, as applicable. No Minimum Usage Fee shall be payable during the Amortization Period, if any.

               3.02 Payments.

               (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by Borrowers under this Loan Agreement and the Note shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Lender at the following account maintained by Lender: Account No. 40615114, for the account of MSMCI, Citibank, N.A., ABA No. 021000089, Attn: Whole Loan Operations, Mortgage-Backed Securities Department, Fixed Income Division, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). Borrowers acknowledge that they have no rights of withdrawal from the foregoing account. Lender shall endeavor to send Borrowers a detailed bill on the date which is two (2) Business Days prior to the date on which payment is due; provided, however, that the failure of Lender to send, or of Borrowers to receive, such bill shall in no way affect Borrowers' obligation to pay amounts due under this Loan Agreement.

               (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

               3.03 Computations. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Lender shall determine any rate of interest payable on Loans hereunder, and such determination shall be conclusive and binding, absent manifest error.

               3.04 U.S. Taxes.

               (a) Borrowers agree to pay to Lender such additional amounts as are necessary in order that the net payment of any amount due to Lender hereunder after deduction for or withholding in respect of any U.S. Tax (as defined below) imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by Lender), will not be less than the amount stated herein to be then due and payable; provided that the foregoing obligation to pay such additional amounts, to the extent attributable to a U.S. Tax, shall not apply:

               (i) to any payment to Lender hereunder unless Lender is entitled to submit a Form W-8BEN (relating to Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form W-8ECI (relating to all interest to be received by Lender hereunder in respect of the Loans), or

               (ii) to any U.S. Tax imposed solely by reason of the failure by Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 3.04, (x) "Form W-8BEN" shall mean Form W-8BEN of the Department of the Treasury of the United States of America, (y) "Form W-8ECI" shall mean Form W8ECI of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related form as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America, any political subdivision of the United States of America or any taxing authority thereof or therein.

               (b) Within 30 days after paying any such amount to Lender, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the applicable Borrower shall deliver to Lender evidence satisfactory to Lender of such deduction, withholding or payment (as the case may be).

               (c) Lender represents and warrants to Borrowers that on the date hereof Lender is either incorporated under the laws of the United States or a State thereof or is entitled to submit a Form W-8BEN (relating to Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form W-8ECI (relating to all interest to be received by Lender hereunder in respect of the Loans). Lender shall not assign or sell participation interests in the Loans made or to be made hereunder to a foreign bank if as a result thereof Lender shall be unable to make the representations set forth in this Section 3.04(c).

               3.05 Booking of Loans. Without limitation of Lender's rights to sell, assign or transfer a Loan or any interest therein, including any participation interest therein, at any time and from time to time, Lender may make, carry or transfer such Loan at, to, or for the account of any of its branch offices or the office of an Affiliate of Lender; provided, however, that the representation in Section 3.04(c) shall remain true throughout the term of such Loan.

               3.06 Lender's Funding of Eurodollar Rate Loans. Borrowers hereby expressly acknowledge and agree that Lender may fund a Loan in any manner it sees fit, including (i) through the actual purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of

Eurodollar Rate in an amount equal to the principal amount of such Loan and having a maturity comparable to the relevant interest period or (ii) through Lender's entering into or purchase of repurchase agreements, interest rate agreements, swap agreements or other arrangements in such amounts as Lender shall determine (and which amounts may or may not, in Lender's sole discretion, be "match funded" to such Loan). Calculation of all amounts payable to Lender under this Section 3.06 and under Section 3.07 shall be made as though Lender had actually funded such Loan through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the amount of such Loan and having a maturity comparable to the relevant interest period and through the transfer of such Eurodollar deposit from an off-shore office of Lender to a domestic office of Lender in the United States of America; provided, however, that Lender may fund such Loan in any manner it sees fit and the foregoing assumptions shall be utilized only for purposes of calculating amounts payable under this Section
3.06 and under Section 3.07, if any.

               3.07 Funding Costs.

               (a) Borrowers shall compensate Lender, upon written request by Lender (which request shall set forth the basis for requesting such amounts), for all Funding Costs.

               (b) Lender shall deliver to Borrowers a statement setting forth the amount and basis of determination of any Funding Cost, it being agreed that such statement and the method of calculation shall be conclusive and binding on Borrowers, absent manifest error. In addition, in the event Borrowers provide Lender not less than five (5) Business Days prior written notice of a proposed voluntary prepayment hereunder, Lender shall deliver to Borrowers a non-binding good faith estimate of the applicable components and amount of Funding Costs which would be incurred by Borrowers if Borrowers were to make a voluntary prepayment hereunder; provided, however, that Borrowers shall remain liable for all Funding Costs shown on the statement referred to in the first sentence of this subsection (b), notwithstanding such good faith estimate.

               (c) In lieu of prepaying the Loan when and as otherwise required or permitted by this Loan Agreement, Borrowers may on any Business Day (a "Deposit Funding Date") instead deposit with Lender an amount equal to the applicable prepayment, to be held by Lender (the "Prepayment Deposit") until such date as application of the Prepayment Deposit on account of the Loan would not cause Lender to suffer Funding Costs (the "Deposit Application Date"). Any Prepayment Deposit held by Lender shall: (a) constitute additional security for the Loan, for which the parties shall enter into such security documents (and account establishment and administration documents) as Lender shall require; (b) be held by Lender in an interest-bearing account selected and controlled solely by Lender, interest on which shall be added to principal and applied in the same manner as principal; (c) at Lender's option, be accompanied by a payment (as estimated by Lender) equal to the difference between the interest to be earned on the Prepayment Deposit and the interest that will accrue on a portion of the Loan equal to the Prepayment Deposit during the period from the Deposit Funding Date to the Deposit Application Date; (d) with respect to the Collateral, entitle Borrowers to the same rights and benefits (including the right to releases, if any) that would have been available to Borrowers if Borrowers had prepaid the Loan (and designated Asset-Specific Loan Balance(s)) by an amount equal to the Prepayment Deposit; and (e) be applied on account of the Loan (principal and interest) on the Deposit Application Date.

               3.08 Compensation for Increased Costs. If Lender shall in good faith determine that any change in any law, treaty or governmental rule, regulation or order, or in the interpretation, administration or application thereof, or any determination of a court or governmental authority, or compliance with any guideline, request or directive issued or made by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

               (a) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender; or

               (b) imposes any other condition on or affecting Lender or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to Lender of agreeing to make, making or maintaining the Loan hereunder or to reduce any amount received or receivable by Lender with respect thereto; then, in any such case, Borrowers shall promptly (but in any event no later than five (5) Business Days following any notice from Lender of the same) pay to Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate Lender for any such increased cost or reduction in amounts received or receivable hereunder. Lender shall deliver to Borrowers a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 3.08, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

               3.09 Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if:

               (a) Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

               (b) Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequate to cover the cost to Lender of making or maintaining Loans; or

               (c) Lender determines, which determination shall be conclusive, that it is or will be unlawful for Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate as a result of compliance by Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful);

then Lender shall give Borrowers prompt notice thereof and, so long as such condition remains in effect, Lender shall be under no obligation to make additional Loans, and Borrowers shall either prepay all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Eurodollar Substitute Rate. In the event Lender exercises its rights under this
Section 3.09, Borrower's obligation under Section 3.01(f) hereof to pay a Minimum Usage Fee shall terminate for the period of time such condition remains in effect.

               Section 4.        Collateral Security.

               4.01 Collateral; Security Interest.

               (a) Borrowers hereby assign, pledge and grant a security interest in all of its right, title and interest in, to and under the Collateral described in Section 4.01(b) below to Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to Lender hereunder, under the Note, under the other Loan Documents and any and all MS Indebtedness from time to time outstanding (collectively, the "Secured Obligations"). Borrowers agree to mark their computer records to evidence the interests granted to Lender hereunder.

               (b) All of each Borrower's right, title and interest in, to and under each of the following items of property pledged by either Borrower to Lender from time to time and whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter individually and collectively referred to as the "Collateral":

                      (i) all Mortgage Loans,  Mezzanine Loans, B Notes,  Equity
        Interests, CMBS and Other Approved Collateral, including, without limitation, the Existing CT Collateral and the Existing Fund I Collateral;

                      (ii)   all   Collateral   Documents,   including   without
        limitation all promissory notes, all securities, any collateral pledged or otherwise relating to such Collateral, all representations and warranties made to, or for the benefit of, either Borrower by any
        Collateral Obligor, all Servicing Records (as defined in Section 11.14(b) below) and servicing agreements, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto, in each case subject to prior liens and encumbrances permitted by Lender;

                      (iii) all guaranties and insurance (issued by governmental agencies or otherwise) and any insurance certificate or other document evidencing such guaranties or insurance relating to any Collateral and all claims and payments thereunder;

                      (iv) all other insurance policies and insurance proceeds relating to any Collateral or the related Property;

                      (v) all Interest Rate Protection Agreements;

                      (vi) the Collection Account and all monies from time to time on deposit in the Collection Account;

                      (vii) all "general intangibles", "accounts" and "chattel paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

                      (viii) any and all replacements, substitutions, distributions on, or proceeds (including, without limitation, condemnation proceeds) of, any and all of the foregoing set forth in items (i) through (vii) of this Section 4.01(b), whether now owned or hereafter acquired, now existing or hereafter created and wherever located.

               (c) Pursuant to the Custodial Agreement, Custodian shall hold the Collateral Documents as exclusive bailee and agent for Lender pursuant to terms of the Custodial Agreement and shall deliver to Lender Trust Receipts each to the effect that it has reviewed such Collateral Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Collateral Documents as so reviewed.

               4.02 Further Assurances.

               (a) Borrowers shall undertake, with respect to each item of Collateral pledged hereunder as security for a Loan, any and all actions deemed necessary by Lender for the granting by either Borrower to Lender of a valid first priority security interest in such Collateral. Without limiting the generality of the foregoing, the applicable Borrower shall take such steps as are necessary for the granting and perfection of a first priority security interest in Securities and related Collateral.

               (b) At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrowers, Borrowers will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Borrowers also hereby authorize Lender to file any such financing or continuation statement without the signature of Borrowers to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

               4.03 Changes in Locations, Name, etc. Borrowers shall not (i) change the location of their chief executive offices/chief places of business from that specified in Section 6 hereof or (ii) change their respective name, identity or corporate structure (or the equivalent) or change the location where they maintain their records with respect to the Collateral unless they shall have given Lender at least ten (10) days prior written notice thereof and shall have delivered to Lender all Uniform Commercial Code financing statements and amendments thereto as Lender shall request and taken all other actions deemed necessary by Lender to continue its perfected status in the Collateral with the same or better priority.

               4.04 Lender's Appointment as Attorney-in-Fact.

               (a) Borrowers hereby irrevocably constitute and appoint Lender and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrowers and in the name of Borrowers or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, Borrowers hereby give Lender the power and right, on behalf of Borrowers, without assent by, but with notice to, Borrowers, if an Event of Default shall have occurred and be continuing, to do the following:

                      (i) in the name of Borrowers or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                      (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                      (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against either Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrowers' expense, at any time, and from time to time, all acts and things which Lender deems reasonably necessary to protect, preserve or realize upon the Collateral and Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as Borrowers might do.

Borrowers hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of all Secured Obligations hereunder.

                      (b) Borrowers also authorize Lender, at any time and from time to time, to execute, in connection with any sale provided for in
        Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                      (c) The powers conferred on Lender are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Lender nor any of its officers, directors, or employees shall be responsible to Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

               4.05 Performance by Lender of Borrowers' Obligations. If Borrowers fail to perform or comply with any of their agreements contained in the Loan Documents and Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by Borrowers to Lender on demand and shall constitute Secured Obligations.

               4.06 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by either Borrower consisting of cash, checks and other near-cash items shall be held by such Borrower in trust for Lender, segregated from other funds of such Borrower, and, within two (2) Business Days of receipt by such Borrower, shall be turned over to Lender in the exact form received by such Borrower (duly endorsed by such Borrower to Lender, if required, in order to be negotiated by Lender) and (b) any and all such proceeds received by Lender (whether from either Borrower or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter may be applied by Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to Borrowers or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

               4.07 Remedies. If an Event of Default shall occur and be continuing, Lender may, at its option, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Collateral Loans pledged to Lender hereunder, and Borrowers shall be responsible for all damages, judgment costs and expenses of any kind which may be imposed on, incurred by or asserted against Lender relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrowers or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrowers, which right or equity is hereby waived or released. Borrowers further agree, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrowers' premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required or permitted by any provision of law, including without limitation
Section 9-608(a)(1)(C) of the Uniform Commercial Code, need Lender account for the surplus, if any, to Borrowers. To the extent permitted by applicable law, Borrowers waive all claims, damages and demands they may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Borrowers shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 3.01(b) hereof) if the proceeds of any sale or other disposition of the Collateral (net of costs incurred in connection with such sale or other disposition) are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

               4.08 Limitation on Duties Regarding Preservation of Collateral. Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar property for its own account. Neither Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrowers or otherwise.

               4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

               4.10 Release of Security Interest. Upon termination of this Loan Agreement and repayment to Lender of all Secured Obligations and the performance of all obligations under the Loan Documents, Lender shall release its security interest in any remaining Collateral.

               4.11 Release of Collateral.  Provided that no Default or Event of
Default shall exist (other than one that (a) relates solely to the Collateral to be released and (b) will be cured simultaneously with such release) and that Borrowers shall have paid all sums then due under the Loan relating thereto, upon (i) Borrowers' payment in full of the Asset-Specific Loan Balance with respect to a portion of the Collateral and (ii) receipt by Lender of a written request from the applicable Borrower for the release of such Collateral, Lender shall as soon as practicable release (and Lender shall reasonably cooperate with Borrowers to facilitate reasonable escrow arrangements to facilitate a simultaneous release of) the related Collateral Documents and the related Collateral and any liens related thereto to such Borrower or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such liens as such Borrower shall request; provided, that any such assignments shall be without recourse, representation or warranty of any kind except that Lender shall represent and warrant that such Collateral has not been previously assigned by Lender. Lender shall with reasonable promptness, after a written request from such Borrower, execute any document or instrument necessary to effectuate such release or assignment.

               4.12 Substitution of Eligible Collateral. From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only during the existence of an Event of Default, and with the prior written consent of the Lender, either Borrower may substitute for one or more items of Eligible Collateral constituting the Collateral with one or more substitute items of Eligible Collateral having aggregate Collateral Value equal to or greater than the Collateral Value of the Collateral being substituted for, or obtain the release of one or more items of Collateral constituting

Collateral hereunder: provided that, after giving effect to such substitution or release, the Secured Obligations then outstanding shall not exceed the Borrowing Base, which determination shall be made solely by the Lender. In connection with any such requested substitution or release, such Borrower will provide notice to the Custodian and the Lender no later than 3:00 p.m. New York City time, on the date of such request, specifying the items of Collateral to be substituted for or released and the items of substitute Collateral to be pledged hereunder in substitution thereof, if any, and shall deliver with such notice a Custodial Identification Certificate and a revised Collateral Schedule indicating any substitute Collateral.

               Section 5.        Conditions Precedent.

               5.01 Initial Loan. The obligation of Lender to make its initial Loan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that Lender shall have received all of the following items and documents, each of which shall be satisfactory to Lender and its counsel in form and substance:

               (a) Loan Documents.

                      (i) This Loan Agreement, duly completed and executed;

                      (ii) The Note, duly completed and executed, together with a fee in an amount equal to 0.95% (95 basis points) multiplied by the Maximum Credit (provided, that if on or prior to July 16, 2005, Borrower elects (in lieu of taking the actions prescribed under Section 3.01(a) hereof and making the payments under the Amortization Schedule) to renew the revolving loan facility created hereunder for a period of at least nine (9) calendar months, Borrower shall be credited with an amount equal to 9/33 of said fee); and

                      (iii) The Custodial Agreement, duly executed and delivered by Borrowers and Custodian. In addition, Borrowers shall have taken such other action as Lender shall have requested in order to perfect the security interests created pursuant to the Loan Agreement;

               (b) Organizational Documents. Certified copies of the certificate of incorporation and by-laws of CT and the articles of organization and operating agreement of Fund I and CT-F1 and certificates evidencing all requisite authority for Borrowers with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by Borrowers from time to time in connection herewith (and Lender may conclusively rely on such certified copies and certificates until it receives notice in writing from either Borrower to the contrary);

               (c) Legal Opinion and Certificate as to Substantive Non-Consolidation. A legal opinion of counsel to Borrowers, substantially in the form attached hereto as Exhibit C and a certificate of CT on behalf of itself and Fund I and CT-F1, in form and substance satisfactory to Lender in its sole discretion as to the separate existence of CT, Fund I and CT-F1 and certain factual matters which would be determinative of the probability that, in the event that any of CT, Fund I or CT-F1 were to become a debtor under 11 U.S.C.
Section 101 et seq., a federal bankruptcy court would not disregard such separate existence and consolidate the assets and liabilities of CT, Fund I or CT-F1 with any such debtor entity;

               (d) Trust Receipt and Collateral Schedule and Exception Report. A Trust Receipt, substantially in the form of Annex 2 of the Custodial Agreement, dated the Effective Date, from Custodian, duly completed, with a Collateral Schedule and Exception Report attached thereto;

               (e) Servicing Agreement(s). Any Servicing Agreement, certified as a true, correct and complete copy of the original, with the letter of the applicable Servicer (i) consenting to termination of such Servicing Agreement upon the occurrence of an Event of Default and (ii) agreeing to hold all moneys received in respect of each item of Collateral for the benefit of Lender, attached; and

               (f)  Other   Documents.   Such  other  documents  as  Lender  may
reasonably request.

               5.02 Initial and Subsequent Loans. The making of each Loan to either Borrower (including the initial Loan) on any Business Day is subject to the delivery of all Collateral Documents pertaining to the Eligible Collateral to be pledged for such Loan, together with all documents set forth in Section 2.03(b)(i)-(x) and the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

               (a) no Event of Default or Default shall have occurred and be continuing on such date either before or after giving effect to the making of the advance;

               (b) Lender shall have received from the Borrowers and Borrowers shall have received from each Collateral Obligor such representations and warranties as Lender shall, in its sole discretion, deem satisfactory. The representations and warranties made by Borrowers in Section 6 hereof, and elsewhere in each of the Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10, solely with respect to Eligible Collateral included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Lender shall have received an officer's certificate signed by a Responsible Officer of CT certifying as to the truth and accuracy of the above, which certificate shall also include a representation that (i) the applicable Borrower is in compliance with all governmental licenses and authorizations,
(ii) the applicable Borrower is qualified to do business, validly existing and, to the extent determinable, in good standing, in all required jurisdictions,
(iii) the facts set forth in the Diligence Materials related to the Collateral for such Loan are, to the best knowledge of such Borrower after diligent inquiry, true and correct (or shall fully explain all adverse changes from the information previously supplied to Lender), (iv) there has been no change in the organizational and authority documents provided to Lender pursuant to Section 5.01(b) hereof since the date of the most recent certification thereof to Lender, and (v) there has been no Material Adverse Effect since the date of the last advance to either Borrower hereunder;

               (c) the aggregate outstanding principal amount of the Loans to each Borrower shall not exceed the Borrowing Base applicable to such Borrower;

               (d) subject to Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, Lender shall have completed its due diligence review of the Collateral Documents for each item of Collateral and such other documents, records, agreements, instruments, mortgaged properties or information relating to such item of Collateral as Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to Lender in its sole discretion;

               (e) Lender shall have received from Custodian a Trust Receipt, together with a Collateral Schedule and Exception Report with Exceptions (as defined in the Custodial Agreement) as are acceptable to Lender in its sole discretion, in respect of the Eligible Collateral to be pledged hereunder on such Business Day;

               (f) Lender shall have received from the applicable Borrower a Lender's Release Letter substantially in the form of Exhibit E hereto (or such other form acceptable to Lender) covering each item of Collateral to be pledged to Lender to the extent such Collateral is subject to a lender's lien;

               (g)  none  of  the  following   shall  have  occurred  and/or  be
continuing:

                      (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in Lender not being able to finance any Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

                      (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                      (iii) there shall have occurred a material adverse change in the financial condition of Lender which effects (or can reasonably be expected to effect) materially and adversely the ability of Lender to fund its obligations under this Loan Agreement;

               (h) Transaction Costs. The applicable Borrower shall have paid Lender from the proceeds of the advance to be made in connection with such Loan, all Transaction Costs for which bills have been submitted; provided, however, that nothing herein shall be deemed to waive each Borrower's obligation, as applicable, to pay all Transaction Costs whether billed before or after the making of a Loan pursuant to which such Transaction Costs were incurred;

               (i) Other Documents. Lender shall have received such other documents, and the applicable Borrower shall have taken such other action in order to perfect the security interests created hereunder, as Lender or its counsel shall deem necessary; and

               (j) No Morgan Stanley Downgrade. MS & Co.'s corporate bond rating as calculated by S&P or Moody's shall not have been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's.

               Each request for a borrowing by either Borrower hereunder shall constitute a certification by such Borrower that all the conditions set forth in this Section 5 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

               5.03 Additional Requirements.

               (a) Borrowers and Lender recognize and agree that the categories of Collateral set forth in the Recital paragraph hereof and defined herein as categories of assets which may be submitted by either Borrower to Lender for review by Lender as Eligible Collateral hereunder are general in nature and that the full scope of such Collateral categories may be unknown. Consequently, the appropriate requirements are not fully known for (i) the documents to be provided by Borrowers for underwriting and due diligence review by Lender and
(ii) submittals by Borrowers in order to create and perfect a first priority security interest in the Collateral. Therefore, Borrowers and Lender agree that, as a further condition precedent to funding a Loan in respect of any Collateral hereunder, the applicable Borrower shall have delivered to Lender all information and documents determined by Lender in good faith to be required for its underwriting and examination of such Collateral and for the granting and perfection of a first priority security interest therein.

               (b) Without limiting the generality of the foregoing Section 5.03(a), the applicable Borrower shall execute and deliver all documents necessary for the granting of a first priority security interest in any Collateral determined by Lender to be Eligible Collateral hereunder, including without limitation (i) all instruments evidencing indebtedness payable to such Borrower or pledged to such Borrower as security for a loan, (ii) all instruments granting or perfecting a security interest for the benefit of such Borrower or pledged to such Borrower as security for a loan (including, without limitation, collateral assignments, pledge agreements and UCC financing statements), (iii) all instruments evidencing an interest in an entity pledged to such Borrower as security for a loan (including, without limitation, partnership interests, shares of corporate stock, participation interests, and other beneficial interests of any kind), (iv) all instruments guaranteeing the repayment of indebtedness owed to such Borrower, or pledged to such Borrower for the repayment of a Loan and (v) all agreements among holders of debt or equity interests providing for a priority among such parties of interests in related assets forming the basis of an item of Collateral.

               Section 6.        Representations and Warranties.

               Each Borrower represents and warrants to Lender (as to itself and the Collateral owned by it only) that throughout the term of this Loan
Agreement:

               6.01 Existence. (A) Fund I (a) is a limited liability company duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect on its Property, business or financial condition or prospects; and (c) is qualified to do business, validly existing and is, to the extent determinable, in good standing, in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition or prospects.

               (B) CT (a) is a corporation  duly organized and validly  existing under the laws of the jurisdiction of its organization, (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect on its Property, business or financial condition or prospects; and (c) is qualified to do business, validly existing and is, to the extent determinable, in good standing, in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition or prospects. CT holds one hundred percent of the membership interests in CT-F1 and CT-F1 holds one hundred percent of the membership interests in Fund I.

               6.02 Action. Borrowers have all necessary power, authority and legal right to execute, deliver and perform their respective obligations under each of the Loan Documents; the execution, delivery and performance by Borrowers of each of the Loan Documents have been duly authorized by all necessary action on their respective part; and each Loan Document has been duly and validly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms.

               6.03 Financial Condition. CT agrees to promptly deliver to Lender all publicly filed financial information when and to the extent that the same is made available to the general public. CT has heretofore furnished to Lender a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries (including Fund I) for the fiscal year of CT ended December 31, 2002 and the related consolidated statements of income and retained earnings and of cash flows for CT and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for CT and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of Ernst & Young and Coopers & Lybrand and (c) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of CT ended March 31, 2003 and the related consolidated statements of income and retained earning and of cash flows for CT and its consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of CT and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since March 31, 2003, there has been no material adverse change in the consolidated business, operations or financial condition of CT and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

               6.04 Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting Borrowers or any of their respective Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $5,000,000, (iii) which, individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect, or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

               6.05 No Breach. Neither (a) the execution and delivery of the Loan Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the articles of incorporation or by-laws of CT or the articles of organization or operating agreement of Fund I, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which either Borrower or any of their respective Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of either Borrower or any of its respective Subsidiaries pursuant to the terms of any such agreement or instrument.

               6.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by Borrowers of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

               6.07 Use of Proceeds; Margin Regulations. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with any provisions of Regulation T, U or X. In addition, no part of the proceeds of any Loan will be used, whether directly, indirectly, immediately, incidentally or ultimately (i) to purchase or carry any "margin stock" within the meaning of Regulation U or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or is inconsistent with, such Regulation U or any other regulations of the Board of Governors of the Federal Reserve System, or (iii) for any purposes prohibited by any applicable law, order, rule, regulation, ordinance or similar code or restriction. If requested by Lender, the Borrower, any applicable Affiliate or Subsidiary of Borrower and the recipient of any portion of the proceeds all or any portion of any Loan shall furnish to Lender a statement on Federal Reserve Form G-3 referred to in Regulation U.

               6.08 Taxes. Borrowers and their consolidated Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of Borrowers and their consolidated Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Borrowers, adequate.

               6.09 Investment Company Act. Neither CT, Fund I, CT-F1 nor any of their respective Subsidiaries is an "investment company", or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               6.10 Collateral; Collateral Security.

               (a) Borrowers have not assigned, pledged, or otherwise conveyed or encumbered any Collateral to any other Person, and immediately prior to the pledge of such Collateral to Lender, unless otherwise approved by Lender in writing, CT or Fund I, as the case may be, was the sole owner of such Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of Lender hereunder. No Collateral pledged to Lender hereunder was acquired by either Borrower from an Affiliate of either Borrower unless otherwise approved by Lender in writing.

               (b) The provisions of this Loan Agreement are effective to create in favor of Lender a valid security interest in all right, title and interest of Borrowers in, to and under the Collateral.

               (c) (i) Upon (x) receipt by Custodian of each Mortgage Note evidencing a Mortgage Loan, endorsed in blank by a duly authorized officer of the applicable Borrower, (y) the recordation of the mortgage to Lender securing such Mortgage Loan and an assignment of such mortgage and (z) the filing of a UCC financing statement with respect to such assignment of mortgage, Lender shall have a fully perfected first priority security interest therein, subject only to prior liens and encumbrances permitted by Lender, in the Mortgage Loan evidenced thereby and in such Borrower's interest in the related Property.

               (ii) Upon (x) receipt by Custodian of each note evidencing a Mezzanine Loan, endorsed in blank by a duly authorized officer of the applicable Borrower, (y) the delivery of a duly executed pledge to such Borrower of direct or indirect beneficial interests in the underlying property and the filing of UCC financing statements with respect thereto, and (z) the delivery by such Borrower of a duly executed pledge of such pledged interests and the filing of UCC assignment statements with respect thereto, Lender shall have a fully perfected first priority security interest therein, in the Mezzanine Loan evidenced thereby, and in such Borrower's interest in the related Property.

               (iii) Upon (i) the delivery to Lender or its designee of CMBS or other items of Collateral constituting securities (as defined in Article 8 of the Uniform Commercial Code) in accordance with Section 5.02 hereof and (ii) the filing of UCC financing statements naming Lender as "Secured Party" and either Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices for which security interests may be perfected in the Collateral by the filing of UCC financing statements, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of such Borrower in, to and under such Collateral, and, without limiting the foregoing, Lender will have a "securities entitlement" (as defined in
                      Article 8 of the Uniform Commercial Code) in the Collateral referenced in the foregoing clause (i).

               (iv) As to all other Collateral (including, but not limited to, a B Note), upon receipt by Custodian of all documents set forth in Lender's notice to the applicable Borrower pursuant to Section 2.03(c) hereof, Lender shall have a fully perfected first priority security interest therein and in such Borrower's interest in the related Property.

               (d) Upon the filing of UCC financing statements naming Lender as "Secured Party" and the applicable Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices for which security interests may be perfected in the Collateral by the filing of UCC financing statements, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of such Borrower in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code.

               6.11 Chief Executive Office. Borrowers' chief executive office on the Effective Date is located at 410 Park Avenue, 14th Floor, New York, New York 10022.

               6.12 Location of Books and Records. The location where Borrowers keep their books and records, including all computer tapes and records relating to the Collateral is CT's chief executive office.

               6.13 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of Borrowers to Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, (x) do not contain any untrue statement of material fact and (y) contain all statements of material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, true. All written information furnished after the date hereof by or on behalf of Borrowers to Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the actual knowledge of a Responsible Officer of Borrowers, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Lender for use in connection with the transactions contemplated hereby or thereby.

               6.14 Tangible Net Worth. On the date hereof, Tangible Net Worth is not less than the sum of (i) $60,000,000, plus (ii) an amount equal to 75% of Equity Proceeds.

               6.15 ERISA. Each Plan to which either Borrower or its Subsidiaries make direct contributions, and, to the knowledge of Borrowers, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which Borrowers would be under an obligation to furnish a report to Lender under
Section 7.01(e) hereof assuming a request therefor has been made by Lender.

               Section 7. Covenants of Borrowers. Borrowers covenant and agree with Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

               7.01 Financial Statements, Reports, etc. CT shall deliver to Lender all publicly filed financial information when and to the extent available to the general public. In addition to such public financial information, CT shall also provide the following financial information:

               (a) the Monthly Statement;

               (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of CT, a status report with respect to such period which describes the cumulative sources and uses of the funds for the immediately preceding calendar quarter on each asset pledged under this Loan Agreement and a detailed report in a form reasonably satisfactory to Lender, together with the unaudited, consolidated balance sheets of CT and its consolidated Subsidiaries as at the end of such period, and the related unaudited, consolidated statements of income and retained earnings and of cash flows for CT and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of CT, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of CT and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

               (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of CT, the consolidated balance sheets of CT and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for CT and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of CT and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

               (d) within forty-five (45) days following the end of each quarter, or within ninety (90) days following the end of each fiscal year, as the case may be, a certificate from a Responsible Officer of CT in form and substance reasonably satisfactory to Lender that CT and Fund I during such fiscal period or year have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by them, and that there has been no Event of Default and no Material Adverse Effect;

               (e) within fifteen (15) Business Days after Lender's request, such further information with respect to the operation of any real property, the Collateral, the financial affairs of either Borrower and any Plan and Multiemployer Plan as may be requested by Lender, including all business plans prepared by or for either Borrower; provided, however, that with respect to information not previously known to, or in the possession of, CT relating to any Multiemployer Plan, CT shall only be required to provide such information as may be obtained through good faith efforts;

               (f) upon Lender's request, a copy of any financial or other report either Borrower shall receive from any underlying obligor with respect to an item of Collateral within fifteen (15) days after such Borrower's receipt thereof; and

               (g) such other reports as Lender shall reasonably require.

               7.02 Litigation. Borrowers will promptly, and in any event within 10 days after service of process on any of the following, give to Lender notice of all litigation, actions suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting either Borrower or any of their respective Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000, or (iii) which, individually or in the aggregate, if adversely determined could reasonably be likely to have a Material Adverse Effect.

               7.03 Existence, etc. Each Borrower will:

               (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 7.03(a) shall prohibit any transaction expressly permitted under
Section 7.04 hereof);

               (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition, or prospects;

               (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

               (d) not move its chief executive office from the address referred to in Section 6.11 unless it shall have provided Lender 10 days' prior written notice of such change;

               (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

               (f) permit representatives of Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Lender.

               7.04 Prohibition of Fundamental Changes. Neither Borrower shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that either Borrower may enter into a merger or consolidation if (a) the surviving or resulting entity shall be a corporation or partnership organized under the laws of the United States or any state thereof; (b) such entity shall expressly assume by written agreement, in form and substance satisfactory to Lender in Lender's sole discretion, the performance of all of such Borrower's duties and obligations under this Loan Agreement, the Note and the Loan Documents; and (c) such entity shall be at least as creditworthy as the affected Borrower, as determined by Lender in Lender's sole and absolute discretion; and, provided, further, that if after giving effect thereto, no Default would exist hereunder. Notwithstanding the foregoing, neither Borrower shall enter into or be subject to any transaction, and no direct or indirect change in the ownership structure of either Borrower shall occur (whether or not within such Borrower's control), if as a result thereof: (a) either John R. Klopp and Samuel Zell would no longer retain his respective present or comparable or more senior offices (President and Chief Executive Officer; and Chairman of the Board, respectively) and directorships in CT, or (b) in Lender's judgment, such individuals would no longer collectively retain effective control of Borrowers' business and operations. Anything in this Agreement to the contrary notwithstanding, one hundred percent of the legal and beneficial membership interests in Fund I shall at all times be owned by CT-F1, and one hundred percent of the legal and beneficial membership interests in CT-F1 shall at all times be owned by CT.

               7.05 Borrowing Base Deficiency. If at any time there exists a Borrowing Base Deficiency, Borrowers shall cure same in accordance with Section
2.04 hereof.

               7.06 Notices.  CT, on behalf of  Borrowers,  shall give notice to
Lender:

               (a) promptly upon receipt by either Borrower of notice or knowledge of the occurrence of any Default or Event of Default;

               (b) with respect to any Collateral pledged to Lender hereunder, immediately upon receipt by either Borrower of any principal payment (in full or partial) or payment in respect of an Equity Interest;

               (c) with respect to any Collateral pledged to Lender hereunder, immediately upon receipt by either Borrower of notice or knowledge that the underlying Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Asset Value of such pledged Collateral;

               (d) promptly upon receipt of notice or knowledge by either Borrower of (i) any default related to any Collateral unless otherwise specifically approved by Lender in writing, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral, (iii) any event or change in circumstances has or could reasonably be expected to have an adverse affect on the Collateral Value of the Collateral for a Loan or (iv) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

               (e) with respect to any item of Collateral pledged to Lender hereunder, promptly upon either Borrower entering into a modification of any documents pertaining to such item of Collateral which would have a material adverse effect on such item of Collateral; and

               (f) with respect to any Collateral pledged to Lender hereunder, immediately upon the acquisition or receipt by either Borrower or any Affiliate of such Borrower of any interest of any kind in respect of such Collateral which interest has not been pledged to Lender as Collateral under this Loan Agreement.

               Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of CT setting forth details of the occurrence referred to therein and stating what action such Borrower has taken or proposes to take with respect thereto.

               7.07 Reports. CT shall provide Lender with a quarterly report, which report shall include, among other items, a summary of each Borrower's delinquency and loss experience with respect to any Collateral serviced by such Borrower, any Servicer or any designee of either, plus any such additional reports as Lender may reasonably request with respect to either Borrower's or any Servicer's servicing portfolio or pending originations of Collateral.

               7.08 Transactions with Affiliates. Neither Borrower will, except as approved by Lender in writing, enter into any transaction in any manner relating to any item of Collateral hereunder, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate; provided, however, that Lender may consider for approval any such transaction which is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of such Borrower's business and (c) upon fair and reasonable terms no less favorable to such Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment under such transactions that is not otherwise permitted by this
Section 7.08 to any Affiliate. Except as otherwise provided in this Section 7.08, in no event shall either Borrower pledge to Lender hereunder any items of Collateral acquired by such Borrower from an Affiliate of such Borrower.

               7.9 Foreclosure or Other Remediation by Borrowers. Either Borrower may propose, and Lender will consider but shall be under no obligation to approve, strategies for the foreclosure or other realization upon the security for underlying loans held by such Borrower relating to items of Collateral hereunder.

               7.10 Limitation on Liens. Borrowers will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created, or otherwise specifically permitted in writing by Lender under this Loan Agreement, and Borrowers will defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all persons whomsoever. Either Borrower may request from time to time, subject to Lender's approval in Lender's sole determination, to sell participation interests in its interests in items of Collateral, the sale of which participation interests shall be arm's length transactions and subject to such terms and conditions as Lender in its sole discretion shall require.

               7.11 Limitation on Distributions. After the occurrence and during the continuation of any Event of Default, Borrowers shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of either Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of either Borrower.

               7.12 Maintenance of Tangible Net Worth. CT shall not permit Tangible Net Worth at any time to be less than the sum of (i) $60,000,000 plus
(ii) an amount equal to 75% of Equity Proceeds.

               7.13 Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest and Preferred Dividends. CT shall not permit the ratio of (a) earnings before interest, taxes, depreciation and amortization (excluding dividends) of CT and its consolidated Subsidiaries to (b) the sum of (i) interest expense and (ii) preferred dividends of CT and its consolidated Subsidiaries, to be less than 1.20:1.

               7.14 Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. CT shall not permit the ratio of (a) Total Indebtedness to (b) Tangible Net Worth at any time to be greater than 5:1. Lender may consider waiving the foregoing requirement under certain circumstances if requested by CT; however, Lender shall be under no obligation to do so.

               7.15 Servicer; Servicing Tape. CT shall provide to Lender on the fifteenth (15th) calendar day of each month, or if such day is not a Business Day then on the first Business Day immediately following such day, a computer readable file containing servicing information, including without limitation those fields specified by Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans, Mezzanine Loans, B Notes and Equity Interests serviced hereunder by either Borrower or any Servicer. Borrowers shall not cause any Collateral to be serviced by any servicer other than a servicer expressly approved in writing by Lender.

               7.16 Remittance of Prepayments. CT shall remit, with sufficient detail to enable Lender to appropriately identify the Loan, or Loans, to which any amount remitted applies, to Lender on each Business Day all principal prepayments that either Borrower has received during the previous Business Day in an amount equal to the sum of the Asset-Specific Loan Balances being prepaid, together with all interest due thereon through the date of such remittance, any and all charges due with respect to such Loans and any and all costs and expenses incurred by Lender (as provided in this Loan Agreement) in connection with such Loans and the prepayment thereof.

               Section 8. Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

               (a) either Borrower shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

               (b) either Borrower shall default in the payment of any principal of or interest on any MS Indebtedness when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

               (c) either Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by Lender of such default, and such default shall have continued unremedied for seven (7) Business Days; or

               (d) any representation, warranty or certification made or deemed made herein, or in any other Loan Document by either Borrower or any certificate furnished to Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Section 6 hereof which shall be considered solely for the purpose of Section 2.04(b) hereof; unless such Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

               (e) either Borrower shall fail to comply with the requirements of
Section 7.03(a), Section 7.04, Section 7.05, Section 7.06, or Sections 7.08 through 7.16 hereof; or either Borrower shall otherwise fail to comply with the requirements of Section 7.03 hereof and such default shall continue unremedied for a period of ten (10) Business Days; or either Borrower shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of ten (10) Business Days; or

               (f) a final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against either Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty
(30) days from the date of entry thereof, and such Borrower or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

               (g) either Borrower shall admit in writing its inability to pay its debts as such debts become due; or

               (h) either Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or
(vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

               (i) a proceeding or case shall be commenced, without the application or consent of either Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) such reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of either Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of either Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) or more days; or an order for relief against either Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

               (j) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by either Borrower; or

               (k) Either Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of Lender or shall be Liens in favor of any Person other than Lender; or

               (l) Either Borrower or any of either Borrower's Subsidiaries shall be in default under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party (other than MS Indebtedness), which default (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract, in any such case in which the amount of such obligation or obligations, in the aggregate, exceed $10,000,000;

               (m) any materially adverse change in the Property, business, financial condition or prospects of either Borrower or any of its Subsidiaries shall occur, in each case as determined by Lender in its sole discretion, or any other condition shall exist which, in Lender's sole discretion, constitutes a material impairment of either Borrower's ability to perform its obligations under this Loan Agreement, the Note or any other Loan Document;

               (n) MS & Co.'s corporate bond rating shall have been lowered or downgraded to a rating below A- by S&P or A3 by Moody's and Borrowers shall have failed to repay all amounts owing to

Lender under this Agreement, the Note and the other Loan Documents within 90 days following such downgrade; or

               (o) the matters set forth in the certificates delivered by Borrowers and CT-F1 pursuant to paragraph 5.01(c) shall at any time cease to be true.

               Section 9.        Remedies Upon Default.

               (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrowers.

               (b) Upon the occurrence of one or more Events of Default, Lender shall have the right to obtain physical possession of the Servicing Records and all other files of Borrowers relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of either Borrower or any third party acting for either Borrower and Borrowers shall deliver to Lender such assignments as Lender shall request. Lender shall be entitled to specific performance of all agreements of Borrowers contained in this Loan Agreement.

               (c) Upon the occurrence of an Event of Default, without limiting any other rights or remedies of Lender, Lender shall have the right to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by or for account of Lender or Lender's Affiliates to any indebtedness at any time owing to Lender to the credit or for the account of Borrowers against any and all of the Indebtedness of Borrowers, irrespective of whether Lender shall have made any demand under this Loan Agreement, the Note, any other Security Document or any other document executed in connection with any other MS Indebtedness.

               Section 10.       No Duty of Lender.   The powers  conferred  on
Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrowers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

               Section 11.       Miscellaneous.

               11.01 Waiver. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               11.03 Indemnification and Expenses. (a) Borrowers agree to hold Lender, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than any Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Borrowers agree to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Collateral Loans and Equity Interests relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of any Collateral Documents, Borrowers will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by either Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from either Borrower. Borrowers also agree to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. Borrowers hereby acknowledge that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of Borrowers under the Note is a recourse obligation of the Borrowers.

               (b) Borrowers agree to pay as and when billed by Lender all of the out-of-pocket costs and expenses incurred by Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith. Borrowers agree to pay as and when billed by Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to Lender and
(ii) all the due diligence, inspection, testing and review costs and expenses incurred by Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by Lender pursuant to Sections 11.03(a), 11.14 and 11.15 hereof.

               11.04 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by Borrowers and Lender and any provision of this Loan Agreement may be waived by Lender.

               11.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               11.06 Survival. The obligations of Borrowers under Sections 3.03 and 11.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

               11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

               11.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

               11.09 Loan Agreement Constitutes Security Agreement; Governing Law. This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

               11.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                      (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                      (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                      (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH LENDER SHALL HAVE BEEN NOTIFIED; AND

                      (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

               11.11 WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               11.12 Acknowledgments. Borrowers hereby acknowledge that:

               (a) they have been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

               (b) Lender has no fiduciary relationship to Borrowers, and the relationship between Borrowers and Lender is solely that of debtor and creditor; and

               (c) no joint venture exists between Lender and Borrowers.

               11.13 Hypothecation or Pledge of Loans. Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral or pledging or otherwise transferring its rights to payment hereunder in respect of any Loan made hereunder; provided, that no action by Lender referred to in this sentence shall confer on any Person other than Lender any right against Borrowers to require any prepayment under Section 2.04 hereof or any right to enforce against Borrowers any other provision of this Loan Agreement, but may grant to any Person the right to require Lender to enforce any such provisions. Nothing contained in this Loan Agreement shall obligate Lender to segregate any Collateral delivered to Lender by Borrowers.

               11.14 Servicing.

               (a) Borrowers covenant to maintain or cause the servicing of the Collateral to be maintained with respect to each type of Collateral pledged to Lender hereunder in conformity with accepted and prudent servicing practices in the industry for such same type of Collateral and in a manner at least equal in quality to the servicing Borrowers provide for assets similar to such Collateral which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by Borrowers and Lender, Lender's consent to which shall not be unreasonably withheld. Midland Loan Services, Inc. ("Midland")shall be the initial servicer.

               (b) If the Collateral, or any portion thereof, is serviced by either Borrower, (i) Borrowers agree that Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such Collateral (the "Servicing Records"), and (ii) Borrowers grant Lender a security interest in all servicing fees and rights relating to such Collateral and all Servicing Records to secure the obligation of either Borrower or its designee to service in conformity with this Section and any other obligation of Borrowers to Lender. Borrowers covenant to safeguard such Servicing Records and to deliver them promptly to Lender or its designee (including Custodian) at Lender's request.

               (c) If the Collateral, or any portion thereof, is serviced by a third party servicer (such third party servicer, the "Servicer"), Borrowers (i) shall provide a copy of the servicing agreement to Lender, which shall be in form and substance acceptable to Lender (the "Servicing Agreement"); and (ii) hereby irrevocably assign to Lender and Lender's successors and assigns all right, title, interest of Borrowers in, to and under, and the benefits of, any Servicing Agreement with respect to such Collateral. Any successor to the Servicer shall be approved in writing by Lender prior to such successor's assumption of servicing obligations with respect to such Collateral.

               (d) Each Borrower shall provide to Lender a letter from the applicable Borrower (if such Borrower is the Servicer) or the Servicer, as the case may be, to the effect that upon the occurrence of an Event of Default, Lender may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to Lender, it being agreed that Borrowers will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of Lender.

               (e) After the Funding Date, until the pledge of any Collateral is relinquished by Custodian, Borrowers will have no right to modify or alter the terms of any of the documents pertaining to such Collateral and Borrowers will have no obligation or right to repossess such Collateral or substitute other Collateral, except as provided in the Custodial Agreement; provided, however, that so long as no Default or Event of Default has occurred and is continuing, Borrowers may enter into such modifications of the terms of such documents as do not, as to any individual item of Collateral, (i) result in a negative monetary effect or (ii) constitute a material adverse effect.

               (f) In the event either Borrower or its Affiliate is servicing any Collateral, such Borrower shall permit Lender to inspect such Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying Lender that such Borrower or its Affiliate, as the case may be, has the ability to service such Collateral as provided in this Loan Agreement.

               (g) Borrowers shall cause the Servicer to provide a copy of each report and notice sent to either Borrower to be sent to Lender concurrently therewith.

               11.15 Periodic Due Diligence Review.  Borrowers  acknowledge that
Lender has the right to perform continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or determining and re-determining the Borrowing Base under Section 2.04(a) hereof, or otherwise, and Borrowers agree that Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on any or all of the Collateral securing the Loans, including, without limitation, ordering new credit reports and Appraisals on the applicable Collateral and otherwise regenerating the information used to originate such Eligible Collateral. Upon reasonable (but no less than one (1) Business Day) prior notice to Borrowers, Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Collateral Files and any and all documents, records, agreements, instruments or information relating to such
Collateral in the possession or under the control of either Borrower and/or Custodian. Borrowers also shall make available to Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Collateral Files and the Collateral. Borrowers agree to cooperate with Lender and any third party underwriter designated by Lender in connection with such underwriting, including, but not limited to, providing Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Collateral in the possession, or under the control, of either Borrower. Borrowers further agree that Borrowers shall reimburse Lender for any and all out-of-pocket costs and expenses incurred by Lender in connection with Lender's activities pursuant to this Section 11.15.

               11.16  Intent.   The  parties  recognize  that  each  Loan  is  a
"securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

               11.17 Change of Borrowers' States of Formation. If either Borrower shall change the State under whose laws such Borrower shall be organized, such Borrower shall promptly provide Lender with a copy of its new articles of organization, articles of incorporation or similar document, certified by the Secretary of State or other appropriate official of such Borrower's new state of formation, if applicable, together with such opinions of counsel regarding such change as Lender, in its sole discretion, shall require.

               11.18 Set-Off. In addition to any rights and remedies of Lender provided by this Loan Agreement and by law, Lender shall have the right, without prior notice to Borrowers, any such notice being expressly waived by Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender or any Affiliate thereof to or for the credit or the account of Borrowers. Lender agrees promptly to notify Borrowers after any such set-off and application made by Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

               11.19 Special Purpose Entity. Fund I shall: (a) not own any assets nor engage in any business other than owning the assets and engaging in the transactions permitted by its organizational documents; (b) except for a $150,000,000 term redeemable securities contract between Fund I and Deutsche Bank, AG New York Branch, other mortgage warehousing and/or mortgage/mezzanine warehousing credit facilities similar to the instant facility, purchase money financial credit facilities and other debt incurred in the ordinary course of business (in each case unless (i) in contravention of any representation or warranty set forth in Sections 6.05, 6.10 or 6.13 hereof or any covenant set forth in Sections 7.08 or 7.10 through 7.14 hereof, or (ii) resulting in a default under Sections 8(e), 8(k), 8(l), 8(m) or 8(o) hereof)), not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including any guarantee thereof), other than pursuant hereto; (c) not acquire obligations or securities of any of its Affiliates; (d) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets; (e) comply with the provisions of its organizational documents; (f) do all things necessary to observe organizational formalities and to preserve its existence, and will not materially amend, modify or otherwise change its organizational documents, or suffer same to be amended, modified or otherwise changed without the prior written consent of Lender which shall not be unreasonably withheld; (g) maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates;
(h) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any of its Affiliates), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize separate stationary, invoices and checks; (i) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (j) not engage in or suffer any change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (k) not commingle its funds or other assets with those of any of its Affiliates or any other Person; (l) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person; and (m) cause each of its direct and indirect owners to agree not to (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to either Borrower; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to either Borrower, (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequester, custodian or any similar official for either Borrower or a substantial portion of its properties, or (iii) make any assignment for the benefit of either Borrower's creditors.

               11.20 Joint and Several Liability. The obligations of the Borrowers under this Loan Agreement and the Loan Documents shall be joint and several.

               11.21 Morgan Stanley Downgrade. In the event (a) MS & Co.'s corporate bond rating as calculated by S&P or Moody's shall have been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's and (b) Borrowers shall have repaid all amounts owing to Lender under this Agreement within ninety (90) days following such downgrade, Borrowers' obligation under Section 3.01(f) hereof to pay a Minimum Usage Fee shall terminate effective as of the date of such repayment in full, and Lender shall refund to Borrowers a portion of the fee paid to Lender pursuant to Section 5.01(a)(ii) hereof in an amount equal to the product of (1) such fee multiplied by (2) the quotient of (x) the number of days remaining from the date of such repayment in full to, and including, the Termination Date divided by (y) the number of days from and after the date hereof to, and including, the Termination Date.

                             SIGNATURE PAGE FOLLOWS

               WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.



                                        BORROWERS
                                        ---------

                                        CAPITAL TRUST, INC.


                                        By:/s/ Brian H. Oswald
                                           -----------------------------------
                                           Name: Brian H. Oswald
                                           Title: Chief Financial Officer

                                        Address for Notices:
                                        --------------------

                                        410 Park Avenue, 14th Floor
                                        New York, New York 10022
                                        Attention: Geoffrey Jervis
                                        Telecopier No.: (212) 655-0044
                                        Telephone No.: (212) 655-0247

                                        With a copy to:
                                        Paul, Hastings, Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention: Robert J. Grados, Esq.
                                        Telecopier No.: (212) 230-7830
                                        Telephone No.: (212) 318-6923


                                        CT MEZZANINE PARTNERS I LLC


                                        By:/s/ Brian H. Oswald
                                           -------------------------------------
                                           Name: Brian H. Oswald
                                           Title: Chief Financial Officer

                                        Address for Notices:
                                        --------------------

                                        410 Park Avenue, 14th Floor
                                        New York, New York 10022
                                        Attention: Geoffrey Jervis
                                        Telecopier No.: (212) 655-0044
                                        Telephone No.: (212) 655-0247

                                        With a copy to:
                                        Paul, Hastings, Janofsky & Walker LLP
                                        75 East 55th Street
                                        New York, New York 10022
                                        Attention: Robert J. Grados, Esq.
                                        Telecopier No.: (212) 230-7830
                                        Telephone No.: (212) 318-6923

                                        LENDER
                                        ------

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.


                                        By:/s/ Andrew B. Neuberger
                                           -------------------------------------
                                           Name: Andrew B. Neuberger
                                           Title: Vice President

                                        Address for Notices:
                                        --------------------

                                        1221 Avenue of the Americas, 27th Floor
                                        New York, New York 10020
                                        Attention: Mr. Andrew Neuberger
                                        Telecopier No.: 212-762-9495
                                        Telephone No.: 212-762-6401

                                        With a copy to:
                                        Clifford Chance US LLP
                                        200 Park Avenue
                                        New York, New York 10166-0153
                                        Attention: Frederick B. Utley, III, Esq.
                                        Telecopier No.: (212) 878-8375
                                        Telephone No.: (212) 878-8356

                                   SCHEDULE 1

                        FILING JURISDICTIONS AND OFFICES

Maryland Secretary of State (CT)

Delaware Secretary of State (Fund I)

                                   SCHEDULE 2

                               APPROVED APPRAISERS


1. KTR Appraisal Services

2. Cushman & Wakefield, Inc.

3. CB Richard Ellis

4. The Weitzman Group

5. Greenwich Group

6. Joseph Blake

7. Grubb & Ellis

8. HVS International

9. PWC

                                   SCHEDULE 3

                               APPROVED ENGINEERS


1. EMG

2. KTR Realty Services

3. Merritt & Harris, Inc.

4. C.A. Rich, Inc.

5. IVI

6. Dames & Moore

7. Law Environmental

8. Eckland

9. EM&CA

10. Acqua Terra

11. ATC (BCM Engineers)

12. Horn Chandler & Thomas

13. National Assessment Corporation

14. Property Solutions Inc.

15. PSI

16. Aaron & Wright

                                   SCHEDULE 4

                       APPROVED ENVIRONMENTAL CONSULTANTS


1. Acqua Terra

2. Law Environmental

3. KTR Realty Services

4. EMG

5. Clayton

6. Dames & Moore

7. Brown & Root

8. C.A. Rich, Inc.

9. Eckland

10. EM&CA

11. ATC (BCM Engineers)

12. Front Royal

13. IVI

14. Aaron & Wright

15. Certified Environmental Inc.

16. Environ Business, Inc.

17. Property Solutions, Inc.

18. PSI

19. National Assessment Corporation

20. Hillman Environmental Group

                                   SCHEDULE 5

                             EXISTING CT COLLATERAL

                         A. "135 EAST 57th STREET" ASSET
                         -------------------------------

               All "Collateral" as defined and described in that certain Pledge and Security Agreement and in that certain General Collateral Assignment, each dated as of March 30, 1999 made by Capital Trust, Inc. to Morgan Stanley Mortgage Capital Inc., including, without limitation, that certain Mezzanine Loan Agreement dated as of December 11, 1997 between 135 East 57th Street
Holdings LLC and Credit Suisse First Boston Mortgage Capital, Inc. (predecessor-in-interest to Capital Trust, Inc.), as mezzanine lender and the loan documents described therein.

                           B. "805 THIRD AVENUE" ASSET
                           ---------------------------

        All "Collateral" as defined and described in that certain Pledge and Security Agreement and in that certain General Collateral Assignment, each dated as of June 15, 1998 made by Capital Trust to Morgan Stanley Mortgage Capital Inc., including, without limitation, that certain Loan Agreement dated as of June 15, 1998 between Madison Third Building Companies Mezz LLC and Capital Trust, as mezzanine lender and the loan documents described therein.

        All "Collateral" as defined and described in that certain Pledge and Security Agreement (Stock & Special Member Interest) dated as of June 15, 1998 made by Capital Trust to Morgan Stanley Mortgage Capital Inc., including, without limitation, the Pledged Stock and the Pledged Membership Interests and the Proceeds thereof, as defined therein.

                                   SCHEDULE 6

                           EXISTING FUND I COLLATERAL

                           A. "FISHER BROTHERS" ASSET
                           --------------------------

        All "Collateral" as defined and described in that certain Pledge and Security Agreement (Fisher Brothers-Mezzanine Loan) dated as of December 29, 2000 as amended by First Amendment to Pledge and Security Agreement (Fisher Brothers-Mezzanine Loan) dated as of November 28, 2001, and in that certain General Collateral Assignment ( Fisher Brothers-Mezzanine Loan) dated as of December 29, 2000 as amended by First Amendment to General Collateral Assignment (Fisher Brothers-Mezzanine Loan) dated as of November 28, 2001 made by CT Mezzanine Partners I LLC to Morgan Stanley Dean Witter Mortgage Capital Inc., including, without limitation, that certain Mezzanine Loan Agreement dated as of October 26, 2000, as amended, between FGSB Mezzanine Limited Partnership and BH Mezzanine Limited Partnership and Capital Trust (successor-by-assignment to Secore Financial Corporation), as mezzanine lender and the loan documents described therein.

                           B. "EL CONQUISTADOR" ASSET
                           --------------------------

        All "Collateral" as defined and described in that certain Pledge and Security Agreement (El Conquistador) and in that certain General Collateral Assignment (El Conquistador), each dated as of September 19, 2000 made by CT Mezzanine Partners I LLC to Morgan Stanley Dean Witter Mortgage Capital Inc., including, without limitation, that certain Mezzanine Loan Agreement dated as of June 30, 2000, made by Conquistador Mezzanine (SPE) Inc. in favor of CT Mezzanine Partners I LLC (successor-by-assignment to Bear Stearns Funding Inc.) as mezzanine lender and the loan documents described therein.

                                                                       EXHIBIT A
                                                                       ---------


              [FORM OF THIRD AMENDED AND RESTATED PROMISSORY NOTE]

$ 150,000,000                                                       June 8, 1998
                                                              New York, New York

               FOR VALUE RECEIVED, CAPITAL TRUST, INC., a Maryland corporation and CT MEZZANINE PARTNERS I LLC, a Delaware limited liability company (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the "Lender"), at the principal office of Lender at 1221 Avenue of the Americas, 27th floor, New York, New York 10020, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by Lender to Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

               The date, amount and interest rate of each Loan made by Lender to Borrowers, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of Lender to make any such recordation or endorsement shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by Lender.

               This Note is the Note referred to in the Amended and Restated Master Loan and Security Agreement dated as of June 27, 2003 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between Borrowers and Lender, and evidences Loans made by Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

               Borrowers agree to pay all Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

               Notwithstanding the pledge of the Collateral, Borrowers hereby acknowledge, admit and agree that Borrowers' obligations under this Note are recourse obligations of Borrowers to which Borrowers pledge their full faith and credit.

               Borrowers, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of

Borrowers, even if Borrowers are not a party to such agreement; provided, however, that Lender and Borrowers, by written agreement between them, may affect the liability of Borrowers.

               Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

               The obligations of the Borrowers under this Note shall be joint and several.

               This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws Borrowers expressly elect to apply to this Note. Borrowers agree that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, County of New York, or in the District Court of the United States for the Southern District of New York.



                                           CAPITAL TRUST, INC.,
                                            a Maryland corporation


                                           By:
                                              ------------------------------
                                              Name: Brian H. Oswald
                                              Title: Chief Financial Officer

                                           CT MEZZANINE PARTNERS I LLC,
                                           a Delaware limited liability company


                                           By:
                                              ------------------------------
                                              Name: Brian H. Oswald
                                              Title: Chief Financial Officer

                                SCHEDULE OF LOANS

This Third Amended and Restated Promissory Note evidences Loans made under the within-described Loan Agreement to Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below.



-----------------------------------------------------------------------------------------------------

  Name of       Date    Principal   Interest  Amount      Unpaid      Cumulative Total     Notation
 Collateral     Made     Amount       Rate    Paid or    Principal    Unpaid Principal     Made by
                         of Loan              Prepaid     Amount           Amount
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------


                          [FORM OF CUSTODIAL AGREEMENT]

                                                                       EXHIBIT C
                                                                       ---------


                    [FORM OF OPINION OF COUNSEL OF BORROWERS]

                                                                       EXHIBIT D
                                                                       ---------
                         [FORM OF REQUEST FOR BORROWING]

               Amended and Restated Master Loan and Security Agreement, dated as of June 27, 2003 (the "Loan and Security Agreement"), by and between Borrowers and Morgan Stanley Mortgage Capital Inc. (the "Lender"),


Lender:                                   Morgan Stanley Mortgage Capital Inc.

Borrower:                                 [NAME OF BORROWER]

Requested Fund Date:
                                          ------------------------------------

Transmission Date:
                                          ------------------------------------

Transmission time:
                                          ------------------------------------

[Type of Funding:
(Wet or Dry)                              ------------------------------------]

[Type of Loan requested:
Committed or Uncommitted                  ------------------------------------]

Number of Mortgage
Loans to be Pledged:                      ------------------------------

Unpaid Principal Balance:                 $
                                          ------------------------------

Requested Wire Amount:                    $
                                          ------------------------------

Wire Instructions:

Requested by:

[NAME OF BORROWER]


By:
    ---------------------------------
    Name:
    Title:

                                                                       EXHIBIT E
                                                                       ---------
                        [FORM OF LENDER'S RELEASE LETTER]

                                     (Date)
Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention:
           ------------------
Facsimile:
           ------------------

Re: Certain Collateral Identified on Schedule A hereto and owned by [BORROWER]


               The  undersigned  hereby  releases all right,  interest,  lien or claim of any kind with respect to the Collateral described in the attached Schedule A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available finds of $__________, in accordance with the following wire instructions:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Very truly yours,

                                            [LENDER]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT F
                                                                       ---------

                           [FORM OF BAILEE AGREEMENT]

                          [BORROWER'S NAME AND ADDRESS]


                                                   _______________ __, 20__


Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

      Re: Bailee Agreement (the "Bailee Agreement") in connection with the pledge by ____________________ (the "Borrower") to Morgan Stanley Mortgage Capital Inc. (the "Lender")

Gentlemen and Mesdames:

        In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and Paul, Hastings, Janofsky & Walker LLP (the "Bailee") hereby agree as follows:

        1. The Borrower shall deliver to the Bailee in connection with any Mortgage Loans delivered to the Bailee hereunder an Identification Certificate in the form of Attachment 1 attached hereto to which shall be attached a Collateral Loan Schedule identifying which Collateral Loans are being delivered to the Bailee hereunder. Such Collateral Loan Schedule shall contain the following fields of information: (a) the loan identifying number; (b) the Collateral Obligor's name; (c) the street address, city, state and zip code for the applicable real property; (d) the original balance; and (e) the current principal balance if different from the original balance.

        2. On or prior to the date indicated on the Custodial Identification Certificate delivered by the Borrower (the "Funding Date"), the Borrower shall have delivered to the Bailee, as bailee for hire, the original documents set forth on Schedule A attached hereto (collectively, the "Collateral File") for each of the Collateral Loans (each a "Collateral Loan" and collectively, the "Collateral Loans") listed in Exhibit A to Attachment 1 attached hereto (the "Collateral Loan Schedule").

        3. The Bailee shall issue and deliver to the Lender and the Custodian on or prior to the Funding Date by facsimile (a) in the name of the Lender, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the "Bailee's Trust Receipt and Certification") which Bailee's Trust Receipt and Certification shall state that the Bailee has received the documents comprising the Collateral File as set forth in the Custodial Identification Certificate (as defined in that certain [Amended and Restated] Custodial Agreement dated as of June 27, 2003, among [Borrower], Lender and Custodian (as defined in Section 5 below), in addition to such other documents required to be delivered to Lender and/or Custodian pursuant to the [Amended and Restated] Master Loan and Security Agreement dated as of June 27, 2003, among [Borrower] and Lender (the "Loan Agreement").

        4. On the applicable Funding Date, in the event that the Lender fails to make a Loan to the Borrower secured by the Collateral Loans identified in the related Custodial Identification Certificate, the Lender shall deliver by facsimile to the Bailee at (212) 230-7830 to the attention of Robert J. Grados, Esq., an authorization (the "Facsimile Authorization") to release the Collateral Files with respect to the

Collateral Loans identified therein to the Borrower. Upon receipt of such Facsimile Authorization, the Bailee shall release the Collateral Files to the Borrower in accordance with the Borrower's instructions.

        5. Following the Funding Date, the Bailee shall forward the Collateral Files to Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody-[QT032C - Fund III][MF001C - CT/Fund I] (the "Custodian") by insured overnight courier for receipt by the Custodian no later than 1:00 p.m. on the third Business Day following the applicable Funding Date (the "Delivery Date").

        6. From and after the applicable Funding Date until the time of receipt of the Facsimile Authorization or the applicable Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody and control of the related Collateral Files as bailee for the Lender and (b) is holding the related Collateral Loans as sole and exclusive bailee for the Lender unless and until otherwise instructed in writing by the Lender.

        7. The Borrower agrees to indemnify and hold the Bailee and its partners, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Bailee) were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Agreement.

        8. (a) In the event that the Bailee fails to produce a Mortgage Note, assignment of collateral or any other document related to a Collateral Loan that was in its possession within ten (10) business days after required or requested by the Borrower or Lender (a "Delivery Failure"), the Bailee shall indemnify the Borrower or Lender in accordance with the succeeding paragraph of this Section 8.

        (b) The Bailee agrees to indemnify and hold the Lender and Borrower, and their respective affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Bailee's negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.

        9. The Borrower hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by the Borrower. Notwithstanding the foregoing, the parties hereby acknowledge that the Bailee hereunder may act as Counsel to the Borrower in connection with a proposed loan and Paul, Hastings, Janofsky & Walker LLP, if acting as Bailee, has represented [Borrower] in connection with negotiation, execution and delivery of the Loan Agreement.

        10. In connection with a pledge of the Collateral Loans as collateral for an obligation of the Lender, the Lender may pledge its interest in the corresponding Collateral Files held by the Bailee for the benefit of the Lender from time to time by delivering written notice to the Bailee that the Lender has pledged its interest in the identified Collateral Loans and Collateral Files, together with the identity of the party to whom the Collateral Loans have been pledged (such party, the "Pledgee"). Upon receipt of such notice from the Lender, the Bailee shall mark its records to reflect the pledge of the Collateral Loans by the Lender to the Pledgee. The Bailee's records shall reflect the pledge of the Collateral Loans by the Lender to the Pledgee until such time as the Bailee receives written instructions from the Lender that the Collateral Loans are no longer pledged by the Lender to the Pledgee, at which time the Bailee shall change its records to reflect the release of the pledge of the Collateral Loans and that the Bailee is holding the Collateral Loans as custodian for, and for the benefit of, the Lender.

        11. From time to time, subject to the acceptance and approval of Lender, Borrower may request pursuant to a request substantially in the form of Annex 5-B to the Custodial Agreement the delivery by the Custodian to the Bailee of some or all of the Collateral File for the purposes set forth in such request, provided that such request shall include an agreement (a "Disposition Agreement") in execution form, among Lender, Borrower and Bailee, providing for the disposition of such Collateral File or portion thereof. Upon receipt of the Collateral File or such portions thereof, Bailee shall hold the same as sole and exclusive bailee for the Lender until such time as the Collateral File, or such portions thereof, are delivered to others in accordance with the fully executed Disposition Agreement, or, if the Disposition Agreement has not been fully executed, as otherwise directed by Lender, subject in either case to the provisions set forth herein governing standards of care and indemnification and except as otherwise provided by any document specifically amending, supplementing or modifying the terms hereof which is executed and delivered by all parties hereto in connection with such delivery of the Collateral File, or such portions thereof, to Bailee. Notwithstanding anything to the contrary contained in this Section 11, Bailee shall have the right to deliver such Collateral File, or portions thereof, to Lender upon five (5) days written notice to Lender.

        12. The agreement set forth in this Bailee Agreement may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

        13. This Bailee Agreement may not be assigned by the Borrower or the Bailee without the prior written consent of the Lender.

        14. For the purpose of facilitating the execution of this Bailee Agreement as herein provided and for other purposes, this Bailee Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

        15. This Bailee Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        16. Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Loan Agreement.

                         [signatures begin on next page]

                                                   Very truly yours,

                                                   ---------------------------,

                                                   Borrower



                                                   By:____________________
                                                   Name:
                                                   Title:


ACCEPTED AND AGREED:

PAUL, HASTINGS, JANOFSKY & WALKER LLP,
Bailee



By:__________________________
Name: Robert J. Grados




ACCEPTED AND AGREED:

MORGAN STANLEY MORTGAGE CAPITAL INC.,
Lender



By:__________________________
Name:
Title:

                                   Schedule A

                           [List of Pledged Documents]

                                  Attachment 1

                           IDENTIFICATION CERTIFICATE

        On this ____ day of ____________,  200_,  ________________________  (the
"Borrower"), under that certain Bailee Agreement of even date herewith (the "Bailee Agreement"), among the Borrower, PAUL, HASTINGS, JANOFSKY & WALKER LLP, (the "Bailee"), and MORGAN STANLEY MORTGAGE CAPITAL INC., as Lender, does hereby instruct the Bailee to hold, in its capacity as Bailee, the Collateral Files with respect to the Collateral Loans listed on Exhibit A hereto, which Collateral Loans shall be subject to the terms of the Bailee Agreement as of the date hereof.

        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

        IN  WITNESS  WHEREOF,   the  Borrower  has  caused  this  Identification
Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                                   ---------------------------,
                                                   Borrower


                                                   By:_________________________
                                                   Name:
                                                   Title:

                            Exhibit A to Attachment 1

                            COLLATERAL LOAN SCHEDULE

                                  Attachment 2

                FORM OF BAILEE'S TRUST RECEIPT AND CERTIFICATION


                                                   ____________, 200_

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas, 27th Floor
New York, New York 10020
Attention: Mr. Andrew B. Neuberger


      Re: Bailee Agreement, dated as of ____________ __, 200_ (the "Bailee Agreement") among _____________________ (the "Borrower"), Morgan Stanley Mortgage Capital Inc. (the "Lender") and Paul, Hastings, Janofsky & Walker LLP (the "Bailee")

Gentlemen and Mesdames:

        In accordance with the provisions of Paragraph 3 of the above-referenced Bailee Agreement, the undersigned, as the Bailee, hereby certifies that as to each Collateral Loan described in the Collateral Loan Schedule (Exhibit A to Attachment 1), a copy of which is attached hereto, it has reviewed the Collateral File and has determined that (i) all documents listed in Schedule A attached to the Bailee Agreement are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Collateral Loan, and (iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Paragraph 2 of the Bailee Agreement.

        The Bailee hereby confirms that it is holding each such Collateral File as agent and bailee for the exclusive use and benefit of the Lender pursuant to the terms of the Bailee Agreement.

        All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.

                                        PAUL, HASTINGS, JANOFSKY & WALKER
                                        LLP, BAILEE


                                        By:___________________________
                                           Name: Robert J. Grados, Esq.


                                      A-8